UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-21237

                                                            Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                             46208
(Address of principal executive offices)  (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end: 11/30

Date of reporting period:  11/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Auer Growth Fund

Annual Report

November 30, 2011

Fund Advisor:

SBAuer Funds, LLC
10401 N. Meridian Street, Suite 100
Indianapolis, IN  46290

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

We continue to focus on creating the best possible portfolio for you by rigorously applying the screening process.   We look for stocks that are increasing earnings by 25% on a quarter over quarter basis, increasing sales by 20% on a quarter over quarter basis and trading for less than a 12 price-to-earnings (PE) ratio.   In other words, we look for companies we believe are growing at an outstanding rate but that are selling for what we believe is a deep discount.   We hold these companies until they no longer qualify or they double in value.  We had 14 positions double over the course of 2011.

Looking back at the past 12 months we have seen a number of macroeconomic events that impacted the performance of the fund.  Our November 30, 2010 to November 30, 2011 return resulted in a loss of -4.67% compared to our Standard and Poor 500® benchmark return of 7.81%.  The Auer Growth Fund’s three year average return was 9.17% compared to 14.12% of the S&P 500®, while our since inception return remains negative at -12.47% compared to the S&P 500’s -2.05%.  The Russell 2000 Small Cap Index returned 0.77% for the year ending November 30, 2011 and its since inception return was -0.33%. At times, the fund has not correlated strongly to the Standard and Poor 500®. While we plan to retain the S&P 500® as the benchmark for the fund, we will also be adding in the Russell 2000 Small Cap Index.  We believe the fund will correlate more strongly with this index.   We believe it is valuable for you to be able to compare the fund to both the S&P 500®, which represents 80% of the market value of the stock market, and the Russell 2000 Small Cap Index, which we believe will more closely correlate to the Fund’s exposure to the small cap sector.

2011 has been a very volatile year for the fund.  We saw two back to back months, September and October, where the fund was down 20.22% and up 20.00%, respectively.  The domestic budget crisis and the European debt crisis in the latter part of 2011 had a significant impact on the performance of the fund.  European default fears weighed heavily on many of our materials related stocks such as Steel Dynamics, Kronos Worldwide, and Cliffs Natural Resources.   At the same time, those same material stocks are responsible for much of the recovery the portfolio saw when it became apparent that the European Union would not immediately dissolve.

Over the course of 2011 we saw significant transition in the portfolio.  We began the year heavily invested in Information Technology companies such as Intel, Kulicke and Soffa and Micron Technology.  As the screening process was applied over the year we moved from a 31.89% weighting in technology to a 1.7% weighting at the November 30th year end.  This change was driven by the earnings of the technology stocks.  As earnings deteriorated we reduced our exposure and sought opportunity in other sectors.  Currently, the strong earnings and sales in the Materials sector and Energy sector have drawn most of the attention of the portfolio. The transition in the portfolio from a focus on Information Technology to Materials led the fund to underperform the S&P 500® benchmark.  In particular, investments and Cliffs Natural Resources and Steel Dynamics pushed the portfolio lower.   We see this as a short term setback and believe the current portfolio’s concentration in materials and energy will be rewarded. The beauty of the strategy is that it always draws us to the companies with the strongest sales and earnings; however over the short term, that does not always translate into the highest stock prices.  We do believe that over the long term this approach provides the best possibility for success.

Looking forward, we are optimistic that equities will soon return to favor.  We see over subscription to US Treasury auctions which are offered at record low yields.   We see the housing market still dealing with excess inventory.  We see international economies dealing with serious disruption and recession.  On the other hand we see US companies that are sitting on record levels of cash, US companies with record profits, US companies that are significantly undervalued.  We believe that there will be a realization that running to the hills (or treasuries) to avoid risk creates a risk of its own.   Investors will not find satisfaction from the record low yields of bonds.  Eventually, we believe they will come to understand what we already believe, that US stocks are the best and only game in town.   We will be here waiting for them if and when they come streaming back.

We thank you for the opportunity to continue to serve you.  We take your trust very seriously and work every day to continue to earn it.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**   The S&P 500® Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Russell 2000 Value Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
$4,500
$3,500
Value
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Date
Auer Fund - $5,922
S&P 500® Index - $9,220
Russell 2000 Value Index - $9,872

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2011. The S&P 500® Index and Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted.  For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

  1As a percent of net assets.

The investment objective of the Auer Growth Fund is long-term capital appreciation.

The Auer Growth Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that the advisor believes present the most favorable potential for capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2011 and held through November 30, 2011.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During the Period* June 1, 2011 – November 30, 2011
Actual	$1,000.00	$783.07	$7.71
Hypothetical **	$1,000.00	$1,016.42	$8.72

* Expenses are equal to the Fund’s annualized expense ratio of 1.72%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
 ** Assumes a 5% return before expenses.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2011

Shares	COMMON STOCKS - 98.32%	Fair Value

	Consumer Discretionary - 4.22%
150,000	Ballantyne Strong, Inc. (a)	$564,000
100,000	Dana Holdings Corp. (a)	1,246,000
230,000	Goodyear Tire & Rubber Co. / The (a)	3,217,700
24,000	Lithia Motors, Inc. - Class A	533,040
25,000	Voxx International Corp. (a)	181,000
		5,741,740

	Consumer Staples - 1.83%
40,000	Andersons, Inc. / The	1,771,600
50,000	Darling International, Inc (a)	718,500
		2,490,100

	Energy - 23.75%
285,000	Alon USA Energy, Inc.	2,436,750
4,500	Apache Corp.	447,480
350,000	Basic Energy Services, Inc. (a)	6,594,000
155,000	C&J Energy Services, Inc. (a)	3,044,200
30,000	Chevron Corp.	3,084,600
11,500	CVR Energy, Inc. (a)	209,300
40,000	Exxon Mobil Corp.	3,217,600
17,000	Hallador Energy Co.	167,110
40,000	Halliburton Co.	1,472,000
23,000	HollyFrontier Corp.	534,750
12,000	Key Energy Services, Inc. (a)	181,200
5,000	Marathon Petroleum Corp.	166,950
30,000	Mitcham Industries, Inc. (a)	439,200
80,000	Newpark Resources, Inc. (a)	716,800
10,000	Occidental Petroleum Corp.	989,000
2,500	Oil States International, Inc. (a)	188,125
350,000	Pacific Ethanol, Inc. (a)	367,500
9,000	Peabody Energy Corp.	353,070
150,000	Precision Drilling Corp. (a)	1,732,500
85,000	RPC, Inc.	1,659,200
70,000	SMF Energy Corp.	188,300
60,000	Stone Energy Corp. (a)	1,697,400
6,000	Suncor Energy, Inc.	180,120
14,000	Unit Corp. (a)	708,680
80,000	VAALCO Energy, Inc. (a)	504,000
38,000	Valero Energy Corp.	846,260
9,000	W&T Offshore, Inc.	180,180
		32,306,275

	Financials - 7.08%
27,000	Cathay General Bancorp	374,490
20,000	Enterprise Financial Services Corp.	288,800
550,000	Fifth Third Bancorp	6,649,500
13,000	First Defiance Financial Corp.	189,670
10,000	German American Bancorp, Inc.	179,800
90,000	Intervest Bancshares Corp. - Class A (a)	243,000
11,000	INTL FCStone, Inc. (a)	273,790
30,000	Knight Capital Group, Inc. (a)	378,900
29,000	MainSource Financial Group, Inc.	240,120
38,000	Oriental Financial Group, Inc.	417,240
20,000	Webster Financial Corp.	394,000
		9,629,310

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2011

Shares	COMMON STOCKS - 98.32% - continued	Fair Value

	Health Care - 4.10%
16,000	Acorda Therapeutics, Inc. (a)	$370,400
45,000	Anika Therapeutics, Inc. (a)	360,900
11,000	Jazz Pharmaceuticals, Inc. (a)	435,820
5,000	Salix Pharmaceuticals, Ltd. (a)	220,700
110,000	Spectrum Pharmaceuticals, Inc. (a)	1,523,500
65,000	United Therapeutics Corp. (a)	2,659,150
		5,570,470

	Industrials - 13.13%
37,000	AGCO Corp. (a)	1,692,750
100,000	CAI International, Inc. (a)	1,534,000
12,000	Cascade Corp.	522,120
30,000	Ceradyne, Inc. (a)	892,200
15,000	Cummins, Inc.	1,444,950
6,500	Deere & Co.	515,125
14,000	Encore Wire Corp.	362,880
15,000	Hurco Companies, Inc. (a)	355,950
9,000	Miller Industries, Inc.	144,810
5,500	NACCO Industries, Inc. - Class A	436,425
12,500	Owens Corning, Inc. (a)	358,750
25,000	Park-Ohio Holdings Corp. (a)	485,000
105,000	Perma-Fix Environmental Services, Inc. (a)	162,750
285,000	Primoris Services Corp.	4,052,700
30,000	SeaCube Container Leasing, Ltd.	461,700
30,000	TAL International Group, Inc.	789,600
25,000	Timken Co. / The	1,050,250
70,000	Titan International, Inc.	1,507,800
50,000	Titan Machinery, Inc. (a)	1,085,000
		17,854,760

	Information Technology - 1.68%
6,000	Anixter International, Inc. (a)	368,460
47,000	Astea International, Inc. (a)	126,900
48,000	IEC Electronics Corp. (a)	264,000
15,000	Intel Corp.	373,650
11,000	NVIDIA Corp. (a)	171,930
35,000	Skyworks Solution, Inc. (a)	570,850
25,000	Zyco Corp. (a)	408,250
		2,284,040

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2011

Shares	COMMON STOCKS - 98.32% - continued	Fair Value

	Materials - 42.53%
150,000	A. Schulman, Inc.	$3,100,500
74,000	Agrium, Inc.	5,179,260
7,000	Albemarle Corp.	381,710
690,000	AuRico Gold, Inc. (a)	6,893,100
75,000	Barrick Gold Corp.	3,966,000
10,000	CF Industries Holdings, Inc.	1,398,000
107,000	Cliffs Natural Resources, Inc.	7,255,670
125,000	Coeur d'Alene Mines Corp. (a)	3,658,750
40,000	Core Molding Technologies, Inc. (a)	328,800
55,000	Friedman Industries, Inc.	586,300
270,000	Kronos Worldwide, Inc.	5,267,700
25,000	LSB Industries, Inc. (a)	781,750
52,000	Metals USA Holdings Corp. (a)	585,520
24,000	Minefinders Corp., Ltd. (a)	287,760
110,000	Mosaic Co. / The	5,803,600
38,000	Olympic Steel, Inc.	902,120
30,000	Pan American Silver Corp.	776,100
30,000	Reliance Steel & Aluminum Co.	1,473,300
13,500	Southern Copper Corp.	420,255
530,000	Steel Dynamics, Inc.	6,985,400
40,000	Teck Resources Ltd. - Class B	1,459,600
5,000	Walter Energy, Inc.	358,500
		57,849,695

	TOTAL COMMON STOCKS (Cost $141,364,080)	133,726,390

	MASTER LIMITED PARTNERSHIPS - 0.30%

4,000	Sunoco Logistics Partners L.P.	413,040

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $411,565)	413,040

	MONEY MARKET SECURITIES - 1.56%

2,121,637	Fidelity Institutional Money Market Treasury Portfolio - Class I, 0.01% (b)	2,121,637

	TOTAL MONEY MARKET SECURITIES (Cost $2,121,637)	2,121,637

	TOTAL INVESTMENTS (Cost $143,897,282) - 100.18%	$136,261,067

	Liabilities in excess of other assets - (0.18)%	(243,527)

	TOTAL NET ASSETS - 100.00%	$136,017,540

(a) Non-income producing securities
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2011.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statement of Assets and Liabilities
November 30, 2011

Assets
Investments in securities, at fair value (cost $143,897,282)	$136,261,067
Receivable for investments sold	3,029,978
Dividends receivable	170,984
Receivable for fund shares purchased	10,000
Prepaid expenses	9,758
Interest receivable	30
Total assets	139,481,817

Liabilities
Payable for investments purchased	2,998,317
Payable for fund shares redeemed	242,726
Payable to Advisor (a)	171,560
Payable to administrator, fund accountant, and transfer agent (a)	16,780
Payable to custodian (a)	5,433
Payable to trustees and officers	2,870
Other accrued expenses	26,591
Total liabilities	3,464,277

Net Assets	$136,017,540

Net Assets consist of:
Paid in capital	$185,190,310
Accumulated net investment income (loss)	-
Accumulated net realized gain (loss) from investment transactions	(41,536,555)
Net unrealized (depreciation) on investments	(7,636,215)

Net Assets	$136,017,540

Shares outstanding (unlimited number of shares authorized)	22,974,414

Net Asset Value and offering price per share	$5.92

Redemption price per share (Net Asset Value * 99%) (b)	$5.86

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statement of Operations
For the Fiscal Year Ended November 30, 2011

Investment Income
Dividend income (Net of foreign tax withheld of $2,213)	$1,759,445
Interest income	592
Total Investment Income	1,760,037

Expenses
Investment Advisor fee (a)	2,924,484
Administration expenses (a)	148,133
Fund accounting expenses (a)	59,129
Transfer agent expenses (a)	59,048
Custodian expenses (a)	29,430
Registration expenses	26,319
Printing expenses	19,349
Auditing expenses	15,300
Legal expenses	13,836
Trustee expenses	8,186
Miscellaneous expenses	8,158
Other expenses	7,624
CCO expenses	7,532
Insurance expense	6,460
Pricing expenses	5,670
Total Expenses	3,338,658
Net Investment Income (Loss)	(1,578,621)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	3,618,851
Change in unrealized appreciation (depreciation)
on investment securities	(5,755,556)
Net realized and unrealized gain (loss) on investment securities	(2,136,705)
Net increase (decrease) in net assets resulting from operations	$(3,715,326)

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statements of Changes In Net Assets

	Fiscal Year	Fiscal Year
	Year Ended	Year Ended
	November 30,	November 30,
Increase (decrease) in net assets from:	2011	2010
Operations
Net investment income (loss)	$(1,578,621)	$(1,382,694)
Net realized gain (loss) on investment securities	3,618,851	1,826,314
Change in unrealized appreciation (depreciation) on investment securities	(5,755,556)	3,092,777
Net increase (decrease) in net assets resulting from operations	(3,715,326)	3,536,397

Capital Share Transactions
Proceeds from Fund shares sold	53,472,392	108,916,667
Amount paid for Fund shares redeemed	(121,670,093)	(63,917,271)
Proceeds from redemption fees collected (a)	18	7,157
Net increase (decrease) in net assets resulting
from capital share transactions	(68,197,683)	45,006,553

Total Increase (Decrease) in Net Assets	(71,913,009)	48,542,950

Net Assets
Beginning of year	207,930,549	159,387,599

End of year	$136,017,540	$207,930,549

Accumulated undistributed net investment income (loss)
included in net assets at end of year	$-	$16,400

Capital Share Transactions
Shares sold	7,513,190	17,870,936
Shares redeemed	(17,996,256)	(10,891,586)

Net increase (decrease) from capital share transactions	(10,483,066)	6,979,350

(a) Effective February 7, 2010, the Fund charges a 1% redemption fee on shares redeemed within 7 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 7 calendar days. Prior to February 7, 2010, a 2% redemption fee was charged on shares redeemed within 90 days.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Financial Highlights
(For a share outstanding during each period)

	Fiscal Year Ended November 30,				Period Ended
					November 30,
	2011		2010	2009	2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$6.21		$6.02	$4.55	$10.00

Income from investment operations:
Net investment income (loss)	(0.06)	(b)	(0.04)	(0.03)	(0.04)	(b)
Net realized and unrealized gain (loss) on investments	(0.23)		0.23	1.50	(5.41)	(c)
Total from investment operations	(0.29)		0.19	1.47	(5.45)

Less Distributions to shareholders:
Return of capital	-		-	-	-	(d)
Total distributions	-		-	-	-

Paid in capital from redemption fees (e)	0.00		0.00	0.00	0.00

Net asset value, end of period	$5.92		$6.21	$6.02	$4.55

Total Return (f)	(4.67)%		3.16%	32.31%	(54.48)%	(g)(h)

Ratios and Supplemental Data:
Net assets, end of year (000)	$136,018		$207,931	$159,388	$83,578
Ratio of expenses to average net assets	1.71%		1.72%	1.82%	1.94%	(i)
Ratio of net investment income (loss) to
average net assets	(0.81)%		(0.68)%	(0.75)%	(0.59)%	(i)
Portfolio turnover rate	145.39%		148.55%	221.75%	115.90%

(a) For the period December 28, 2007 (Commencement of Operations) to November 30, 2008.
(b) Per share net investment income has been calculated using the average shares method.
(c) Reimbursement of loss on investment trade from Advisor is reflected. The effect on the Fund was less than $0.005 per share.
(d) Return of capital distributions resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Reimbursement of loss on investment trade did not affect total return.
(h) Not annualized.
(i) Annualized.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Notes to the Financial Statements
November 30, 2011

NOTE 1.  ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The investment objective of the Auer Growth Fund is to provide long-term capital appreciation.  The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment advisor is SBAuer Funds, LLC (the “Advisor”).

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date.  The calendar year-end classification of distributions received from REITs during the fiscal year is reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available.  Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2011

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES – continued

For the year ended November 30, 2011, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Accumulated Net	Accumulated Net
Paid in Capital	Investment Income	Realized Loss on Investments

$(1,676,798)	$1,562,221	$114,577

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$133,726,390	$-	$-	$133,726,390
Master Limited Partnerships	413,040	-	-	413,040

Money Market Securities	2,121,637	-	-	2,121,637

Total	$136,261,067	$-	$-	$136,261,067
*Refer to the Schedule of Investments for industry classifications.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.  During the fiscal year ended November 30, 2011, there were no significant transfers between levels.  The amount of transfers in/out are reflected at the securities’ fair value at the period end.

NOTE 4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended November 30, 2011, the Advisor earned a fee of $2,924,484 from the Fund.  At November 30, 2011, the Fund owed the Advisor $171,560 for advisory services.   The Advisor contractually has agreed to waive its management fee and/or reimburse expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.95% of the average daily net assets of the Fund.  The contractual agreement is in effect through March 31, 2013.  Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.95% expense limitation.  During the year ended November 30, 2011, there were no waivers or reimbursements by the Advisor to the Fund.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended November 30, 2011, HASI earned fees of $148,133 for administrative services provided to the Fund. At November 30, 2011, the Fund owed HASI $6,858 for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, the Fund’s distributor (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2011, the Custodian earned fees of $29,430 for custody services provided to the Fund. At November 30, 2011, the Fund owed the Custodian $5,433 for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2011, HASI earned fees of $39,469 from the Fund for transfer agent services and $19,579 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended November 30, 2011, HASI earned fees of $59,129 from the Fund for fund accounting services.  At November 30, 2011, the Fund owed HASI $3,667 for transfer agent services and $2,262 in reimbursement of out-of-pocket expenses.  At November 30, 2011, the Fund owed HASI $3,993 for fund accounting services.  The Distributor acts as the principal distributor of the Fund.  There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2011.  The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan under Rule 12b-1. Under the distribution plan, the Fund can pay the Fund’s distributor, its adviser and/or other financial institutions, a fee of up to 0.25% of the Fund’s average daily net assets.  Because these fees are an ongoing expense, over time they reduce the investment results of the Fund and may cost you more than paying other types of sales charges.  The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2012, upon notice to shareholders.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2011

NOTE 5.  INVESTMENTS

For the fiscal year ended November 30, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	275,394,274
Sales
U.S. Government Obligations	$-
Other	343,377,728

At November 30, 2011, the appreciation (depreciation) of investments for tax purposes was as follows:
Amount
Gross Appreciation	$5,789,419
Gross (Depreciation)	(24,737,092)
Net Depreciation
on Investments	$(18,947,673)

At November 30, 2011, the aggregate cost of securities for federal income tax purposes, was $155,208,740.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2011, SEI Private Trust Co., for the benefit of others, owned 59.22% of the Fund and thus may be deemed to control the Fund.

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions made to shareholders during the fiscal years ended November 30, 2010 and November 30, 2011.

At November 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistibuted ordinary income	$-
Capital loss carryforward	(30,225,097)
Unrealized depreciation	(18,947,673)
$(49,172,770)

At November 30, 2011, the difference between book basis and tax basis unrealized depreciation are attributable to the tax deferral of post-October losses in the amount of $11,208,259 and wash sale losses deferral in the amount of $103,199.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2011

NOTE 9.  CAPITAL LOSS CARRYFORWARDS

As of November 30, 2011, the Fund has available for federal tax purposes an unused capital loss carryforward of $30,225,097, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires November 30,

$30,225,097	2017

NOTE 10. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some of the provisions, not including the changes to capital loss carryforwards, of the Act are effective for the Fund’s fiscal year ending November 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Auer Growth Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 30, 2012

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of the Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *    The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** As of the date of this report, the Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from
September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  23 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2011.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-888-711-2837 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

On August 1, 2011, the Advisory Contract Renewal Committee of the Board of Trustees of the Unified Series Trust convened via teleconference. In advance of the meeting, the Committee members acknowledged receiving and reviewing the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), which had been provided in advance of the meeting.  They noted that no changes were proposed to the management agreement, and the expense cap agreement in place would continue for the next year.  They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the management agreement and expense cap side letter, if any; (ii) a letter sent by Administrator on behalf of the Board to the Fund’s advisor requesting information that the Trustees likely would consider renewing the Agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and the advisor’s response, including among other information, a description of the advisor’s services to the Fund, any changes in advisory personnel, an analysis of the advisor’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a certification from the CCO that the advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) the advisor’s Form ADV Part 1A and 2A; (v) current financial statements for the advisor; (vi) the Fund’s Schedule of Investments as of May 31, 2011; (vii) a Portfolio Manager commentary prepared by the Fund’s portfolio manager analyzing the Fund’s prior performance; and (viii) reports prepared by the Administrator comparing the Fund’s performance returns, advisory fees and expense ratios to those of its peer group and benchmark as applicable.   After discussing the materials, the Committee contacted the advisor via teleconference and interviewed the advisor’s executives, portfolio managers and compliance personnel for approximately a half hour.

After their conference calls with the advisors concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to the full Board.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsels, and their own business judgment, to be relevant.  They noted that this included information regarding the Fund and its advisors that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Committee in connection with its review of the management agreements.  As a result, the Committee noted as follows:

(i)           The Nature, Extent and Quality of Services – The Committee noted that SBAuer Funds, LLC (the “advisor”) serves as investment advisor solely to the Auer Growth Fund (the “Fund”), which had $224 million in assets as of July 2011.  The Committee reviewed the responses from the advisor as to the resources provided to the Fund, and considered the adequacy of its resources in light of the expected growth in the levels of the Fund’s assets, and whether the resources are sufficient to achieve performance, compliance and other needs.  The Committee noted the adviser’s report that its portfolio managers and analyst spend 100% of their time managing the Fund. The Committee noted the advisor provides the support of two experienced portfolio managers for the Fund, a research analyst and an operations and sales manager.  They also noted that the advisor had contracted with Sheaff Brock Investment Advisors, LLC, a registered adviser, to provide accounting and compliance services and administrative support staff.  The Committee determined the advisor’s resources appear adequate.  The Committee also noted that the advisor was not proposing any changes to portfolio management services provided to the Fund.

The Committee noted various compliance reports had been provided by the advisor and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were complied with during the last year, except that the advisor had purchased shares of Huntington Bancshares, a prohibited purchase for the Fund.  Mr. Wood confirmed that the error had been caught by the advisor, in time to prevent allocation of the shares to the Fund.  The CCO also noted that he had received a copy of the advisor’s annual compliance review dated December 31, 2010.   The CCO confirmed that he was not aware of any material compliance issues, and also confirmed that he had reviewed the advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Committee discussed the Fund’s performance as of May 31, 2011, and reviewed other materials provided by the adviser and the Administrator with respect to such performance.    The Committee members noted that although the Fund had underperformed its peer group and benchmark for the three-year period, the Fund had outperformed its peer group average and its benchmark for the one-year period, returning 27.92% compared to 25.95% for the S&P 500.  The advisor explained that the outperformance was due primarily to stock selection, including the Fund’s substantial holdings of small cap companies that have been determined to be fast-growing by the advisor.  The Committee noted that the Fund has a 1 star rating by Morningstar.

(iii)           Fee Rates and Profitability –  Mr. Auer confirmed that the advisor would agree to continue capping certain operating expenses of the Fund at 1.95% through March 31, 2013, although he noted that the total gross expense ratio for the Fund was 1.72% as of July 2011.   The Committee noted that the 1.50% advisory fee of the Fund is higher than the average advisory fee of the Fund’s peer group, but determined that the higher fee is justified based on the advisor’s labor-intensive stock selection process which requires a manual review of approximately 8500 stocks each quarter.

The Committee next reviewed the advisor’s profit & loss statement for the period June 2010 through May 2011. The Committee noted that the advisor appears to be profitable and that it has the ability to meet its obligations to the Fund, but that the advisory fees paid by the Fund did not result in excessive profits to the Fund.

Finally, the Committee noted the advisor’s report that the advisor does not enter into soft dollar arrangements and it does not receive 12b-1 fees or other collateral benefits from serving as advisor to the Fund.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.   The Committee noted it did not appear the advisor has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fee is reasonable, based on the factors discussed at the meeting, and unanimously voted to recommend the Board approve the Fund’s Management Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (888) 711-2837 (Auer) and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
SBAuer Funds, LLC
10401 N. Meridian Street, Suite 100
Indianapolis, IN  46290

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2011

Fund Adviser:

The Roosevelt Investment Group, Inc.
317 Madison Avenue
Suite 1004
New York, NY  10017

Toll Free: (877) 322-0576

Fiscal 2011 was a challenging year for the Fund’s performance.  The European sovereign debt issues continued to be the primary focus of investor’s attention.  Market sentiment waxed and waned with every new headline coming out of Europe, and this resulted in an extremely volatile environment for stocks.  We got off to a difficult start in calendar 2011, as various risk factors caused us to position the portfolio for a poor market environment.  Our concerns included a very sluggish US economy, the continuing European credit dislocations, the social unrest in the Middle East, and the turbulence created in the wake of the devastating Japanese tsunami.  For these reasons we did not structure the portfolio in such a manner to benefit from a strong market environment.  However, with the help of further liquidity provided by the Federal Reserve, the market was in fact able to climb this wall of worries and the Fund’s performance lagged as a result.  As the Fed’s latest round of quantitative easing concluded at the end of June the market began to fall and we were able to meaningfully improve our relative performance during the third quarter of the calendar year.  However, market sentiment turned again in October amid hopes that the European sovereign debt issues might be heading towards a resolution.  While this optimism proved to be premature, the Russell 3000 leapt over 11% for the month and our cautious positioning kept us from fully participating in this massive rally.  The sharp swings in market sentiment over the course of the year proved to be a challenging environment for us to navigate through and the fund finished the year well behind its benchmark (the Russell 3000).

From an attribution perspective, the materials sector was the largest single factor in the Fund’s underperformance.  Ferro Corp., a producer of various types of pastes and enamels, was our poorest performer.  While the management team has done an exemplary job of reducing costs, this was overwhelmed by the company’s exposure to the solar panel market.  Uncertainties over key subsidies provided by European governments negatively impacted the industry, and this adversely impacted Ferro’s earnings. The Fund also experienced challenges in the Consumer Discretionary sector, where our stocks did not match the return of those in the benchmark.  Hasbro was our weakest stock in this area of the market.  We were intrigued by the transformation of the business from a toy company to a more diversified entertainment company which was building out new revenue streams from television, movies, and video games.  However the company has been negatively impacted by the ongoing shift in board games from the traditional format to the digital medium.  The company earns less profit dollars per unit sold of a digital game as compared to a physical game.  The underperformance in the Materials and Consumer Discretionary sectors accounted for the majority of the Fund’s underperformance over the course of the year.

Our risk tools also contributed negatively to performance.  Relative to the benchmark they detracted slightly more than one percentage point.  Much of this came at the end of November when the fund had a significant holding of ultrashort ETFs in order to account for troubles in the European interbank lending market, which was severely challenged due to the aforementioned sovereign debt issues.  Policy makers came to the rescue with an announcement of a coordinated liquidity response from many of the world’s major central banks.  Stocks climbed dramatically in the aftermath, with the Russell 3000 gaining nearly 8% in just the final three trading days of November. While this was a significant positive for the European economy and US stock markets, our hedges (which move inversely to the market) experienced sharp declines over this period.  The ultrashort ETFs in particular are designed to double the inverse return of a given index, so while they work very well as hedges in declining markets, they experienced significant weakness at the end of November.

On the other hand, our health care stocks again fared very well.  Perrigo was our best performer in the space.  The company continues to see strong demand for its private label over-the-counter drugs and generic pharmaceuticals, as budget conscious consumers seek out the best values.  We also outperformed in the Technology sector.  Our analysis led us to conclude that the market was underestimating the value of certain intellectual property patents in the wireless communications space.  This led us to Motorola Mobility, IDCC, and Nuance Communications.  In aggregate these stocks fared very well over the course of our fiscal year.

As we look ahead, we see signs of a strengthening US economy.  Should this prove sustainable it could bode well for future stock returns.  Over the last couple of months, the employment picture has exhibited improvement.  Weekly unemployment claims have trended downward, and the unemployment rate is the lowest that it has been in quite some time.  Recent manufacturing surveys have exhibited unexpected strength, and even the beleaguered Home Builders Index has risen for 3 consecutive months.  We believe that should the US economy enter into a period of self-sustaining growth, it will be much better able to handle any potential shocks coming out of Europe.  For these reasons we have reduced the level of hedges in the Fund, and are cautiously optimistic going forward.  That being said, the European sovereign debt issues have yet to be contained and still represents a risk factor.  Therefore while we have reduced our hedges and are better positioned to participate in an upward trending market, we have not eliminated them completely.

  Investment Results   (Unaudited)

*      Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**  The S&P 500® Index and the Russell 3000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  These Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.  For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund,
the S&P 500® Index, and the Russell 3000 Index:

Roosevelt Multi-CapFund - $20,497
S&P 500 ® Index - $13,231
Russell 3000 Index - $14,070
Inception Date 12/21/01
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
Nov-01
May-02
Nov-02
May-03
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
Date

The graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500® Index, and the Russell 3000 on December 21, 2001 (commencement of Fund operations) and held through November 30, 2011.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The S&P 500® Index and the Russell 3000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings   (Unaudited)

      1As a percentage of net assets.

The investment objective of the Roosevelt Multi-Cap Fund is long-term capital appreciation.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service    (12b-1) fees, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2011 to November 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid for the Period June 1, 2011 – November 30, 2011*
Actual	$1,000.00	$928.57	$6.15
Hypothetical**	$1,000.00	$1,018.69	$6.43

   *Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**Assumes a 5% return before expenses.

Roosevelt Multi-Cap Fund
Schedule of Investments
November 30, 2011

Common Stocks - 89.61%	Shares	Fair Value

Consumer Discretionary - 12.14%
Hasbro, Inc.	13,549	$485,190
McDonald's Corp.	32,799	3,132,960
NIKE, Inc. - Class B	21,834	2,099,994
Nordstrom, Inc.	65,046	2,945,283
Phillips-Van Heusen Corp.	37,433	2,541,326
Tiffany & Co.	39,784	2,667,119
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	34,224	2,383,017
Weight Watchers International, Inc.	34,088	2,003,352
		18,258,241

Consumer Staples - 6.54%
Beam, Inc.	57,045	2,996,003
Hansen Natural Corp. (a)	20,418	1,882,540
JM Smucker Co. / The	31,968	2,428,929
Lorillard, Inc.	22,629	2,525,849
		9,833,321

Energy - 2.96%
Kinder Morgan Management, LLC (a)	51,622	3,653,289
SM Energy Co.	9,940	790,131
		4,443,420

Financials - 11.97%
Capital One Financial Corp.	34,188	1,526,836
Chubb Corp. / The	45,755	3,085,717
Discover Financial Services	216,799	5,164,152
KeyCorp	110,811	807,812
Marsh & McLennan Companies, Inc.	142,354	4,297,667
SLM Corp.	241,892	3,115,569
		17,997,753

Health Care - 9.92%
Alexion Pharmaceuticals, Inc. (a)	30,464	2,091,658
Biogen Idec, Inc. (a)	27,996	3,218,140
Bristol-Myers Squibb Co.	102,038	3,338,683
Omnicare, Inc.	45,288	1,476,842
Perrigo Co.	49,001	4,797,198
		14,922,521

Industrials - 15.00%
Clean Harbors, Inc. (a)	66,030	3,959,819
Hertz Global Holdings, Inc. (a)	137,529	1,555,453
Kirby Corp. (a)	43,491	2,795,602
Owens Corning, Inc. (a)	38,879	1,115,827
Robert Half International, Inc.	146,753	3,887,487
Roper Industries, Inc.	24,063	2,049,927
TransDigm Group, Inc. (a)	49,042	4,728,630
Tyco International Ltd.	51,505	2,470,180
		22,562,925

See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2011

Common Stocks - 89.61% - continued	Shares	Fair Value

Information Technology - 14.67%
Apple, Inc. (a)	7,711	$2,947,144
eBay, Inc. (a)	144,081	4,263,357
Global Payments, Inc.	21,120	934,138
Microchip Technology, Inc.	76,991	2,687,756
Nuance Communications, Inc. (a)	117,195	2,880,653
Oracle Corp.	83,658	2,622,678
Red Hat, Inc. (a)	44,937	2,250,445
Salesforce.com, Inc. (a)	9,486	1,123,332
VeriFone Systems, Inc. (a)	53,602	2,350,448
		22,059,951

Materials - 6.80%
Albemarle Corp.	38,223	2,084,300
Allegheny Technologies, Inc.	38,725	1,944,770
Crown Holdings, Inc. (a)	70,581	2,280,472
Dow Chemical Co. / The	16,930	469,130
International Paper Co.	121,303	3,445,005
		10,223,677

Telecommunication Services - 1.55%
tw telecom, inc. (a)	123,625	2,322,914

Utilities - 8.06%
ITC Holdings Corp.	53,984	3,990,497
National Fuel Gas Co.	48,863	2,831,611
ONEOK, Inc.	33,015	2,745,527
Questar Corp.	132,477	2,556,806
		12,124,441

TOTAL COMMON STOCKS (Cost $121,425,015)		134,749,164

Exchange-Traded Funds - 10.24%

UltraShort QQQ ProShares (a)	131,721	5,924,811
UltraShort Russell 2000 ProShares (a)	113,815	4,536,666
UltraShort S&P 500 ProShares (a)	248,250	4,940,175
		15,401,652

TOTAL EXCHANGE-TRADED FUNDS (Cost $16,164,784)		15,401,652

See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2011

Money Market Securities - 0.68%	Shares	Fair Value

Fidelity Institutional Money Market Portfolio - Institutional Class, 0.22% (b)	1,018,496	$1,018,496

TOTAL MONEY MARKET SECURITIES (Cost $1,018,496)		1,018,496

TOTAL INVESTMENTS (Cost $138,608,295) - 100.53%		$151,169,312

Liabilities in excess of other assets - (0.53)%		(791,138)

TOTAL NET ASSETS - 100.00%		$150,378,174

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statement of Assets and Liabilities
November 30, 2011

Assets
Investments in securities, at fair value (cost $138,608,295)	$151,169,312
Receivable for fund shares sold	84,301
Dividends receivable	247,805
Tax reclaim receivable	9,996
Interest receivable	75
Total assets	151,511,489

Liabilities
Payable for fund shares redeemed	954,637
Payable to Adviser (a)	124,881
Accrued 12b-1 fees (a)	51,581
Payable to trustees	2,216
Total liabilities	1,133,315

Net Assets	$150,378,174

Net Assets consist of:
Paid in capital	$128,406,343
Accumulated undistributed net investment income (loss)	16,111
Accumulated net realized gain (loss) from investment transactions	9,394,703
Net unrealized appreciation (depreciation) on investments	12,561,017

Net Assets	$150,378,174

Shares outstanding (unlimited number of shares authorized)	9,405,187

Net Asset Value
Offering and redemption price per share	$15.99

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statement of Operations
For the fiscal year ended November 30, 2011

Investment Income
Dividend income (net of foreign witholding tax of $20,222)	$2,225,036
Interest income	15,898
Total Investment Income	2,240,934

Expenses
Investment Adviser fee (a)	1,977,650
12b-1 expense (a)	494,410
Overdraft fees	15,496
Trustee expenses	8,547
Total Expenses	2,496,103

Net Investment Income (Loss)	(255,169)

Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investment securities	16,221,176
Change in unrealized appreciation (depreciation) on investment securities	(21,593,488)
Net realized and unrealized gain (loss) on investment securities	(5,372,312)

Net increase (decrease) in net assets resulting from operations	$(5,627,481)

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (decrease) in net assets from:	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$(255,169)	$123,728
Net realized gain (loss) on investment securities	16,221,176	5,305,719
Change in unrealized appreciation (depreciation) on investment securities	(21,593,488)	16,260,137
Net increase (decrease) in net assets resulting from operations	(5,627,481)	21,689,584

Distributions
From net investment income	(88,497)	(361,718)
Total distributions	(88,497)	(361,718)

Capital Share Transactions
Proceeds from shares sold	86,867,374	102,754,015
Reinvestment of distributions	59,170	318,017
Amount paid for shares redeemed	(125,174,296)	(66,690,749)
Net increase (decrease) in net assets resulting
from capital share transactions	(38,247,752)	36,381,283

Total Increase (decrease) in Net Assets	(43,963,730)	57,709,149

Net Assets
Beginning of year	194,341,904	136,632,755

End of year	$150,378,174	$194,341,904

Accumulated undistributed net investment
income included in net assets at end of year	$16,111	$31,753

Capital Share Transactions
Shares sold	5,110,839	6,710,692
Shares issued in reinvestment of distributions	3,462	20,922
Shares redeemed	(7,520,288)	(4,374,238)

Net increase (decrease) from capital share transactions	(2,405,987)	2,357,376

See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	November 30,	November 30,	November 30,		November 30,		November 30,
	2011	2010	2009		2008		2007

Selected Per Share Data
Net asset value, beginning of year	$16.45	$14.45	$13.12		$18.87		$15.94

Income from investment operations
Net investment income (loss)	(0.03)	0.01	0.11	(a)	0.10	(a)	0.01
Net realized and unrealized gain (loss)	(0.42)	2.03	1.38		(4.77)		3.26
Total from investment operations	(0.45)	2.04	1.49		(4.67)		3.27

Less Distributions to shareholders:
From net investment income	(0.01)	(0.04)	(0.16)		-		(0.04)
From net realized gain	-	-	-		(1.08)		(0.30)
Total distributions	(0.01)	(0.04)	(0.16)		(1.08)		(0.34)

Net asset value, end of year	$15.99	$16.45	$14.45		$13.12		$18.87

Total Return (b)	(2.75)%	14.12%	11.52%		(26.33)%		20.90%

Net assets, end of year (000)	$150,378	$194,342	$136,633		$54,837		$27,163
Ratio of expenses to average net assets	1.26%	1.26%	1.26%		1.26%		1.27%
Ratio of net investment income (loss) to
average net assets	(0.13)%	0.08%	0.87%		0.63%		0.05%
Portfolio turnover rate	149.94%	121.57%	120.62%		109.79%		146.35%

(a) Per share net investment income has been calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Notes to the Financial Statements
November 30, 2011

NOTE 1.  ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”), was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005.  The Predecessor Fund commenced operations on December 21, 2001.  The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The objective of the Fund is long-term capital appreciation.  The investment adviser to the Fund is The Roosevelt Investment Group (“Roosevelt” or the “Adviser”).

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2011

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

For the year ended November 30, 2011, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Accumulated Net	Accumulated Net
Paid in Capital	Investment Income	Realized Loss on Investments

$(225,944)	$328,024	$(102,080)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and exchange-traded funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS- continued

reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities such as U.S. government securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$134,749,164	$-	$-	$134,749,164
Exchange-Traded Funds	15,401,652	-	-	15,401,652
Money Market Securities	1,018,496	-	-	1,018,496

Total	$151,169,312	$-	$-	$151,169,312
*Refer to the Schedule of Investments for industry classifications.

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.  During the fiscal year ended November 30, 2011, there were no significant transfers between levels.  The amount of transfers in/out are reflected at the securities’ fair value at the end of the period.

NOTE 4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation and the indemnification of the Trust’s Trustees and Officers.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2011, the Adviser earned $1,977,650 from the Fund for its advisory services.  At November 30, 2011, the Fund owed the Adviser $124,881 for these services

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administration, fund accounting, and transfer agency services, including all regulatory reporting and necessary office equipment and personnel.  The Adviser pays all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of HASI.  HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund during the fiscal year ended November 30, 2011.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  For the fiscal year ended November 30, 2011, the Fund accrued 12b-1 fees of $494,410, of which $51,581 was unpaid at November 30, 2011.

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2011

NOTE 5.  INVESTMENTS

For the fiscal year ended November 30, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$3,527,487
Other	288,699,127
Sales
U.S. Government Obligations	$3,631,647
Other	324,034,053

At November 30, 2011, the net unrealized appreciation of investments for tax purposes was as follows:

Gross appreciation	$12,872,872
Gross depreciation	(4,408,216)
Net appreciation on investments	$8,464,656

At November 30, 2011, the aggregate cost of securities for federal income tax purposes was $142,704,656.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2011, no single person or entity owned more than 25% of the Fund.

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2010, an ordinary income distribution of $0.0073 per share was declared and paid to shareholders of record on December 27, 2010.

On December 28, 2011, an ordinary income distribution of $0.0061 per share was declared and paid to shareholders of record on December 27, 2011. On December 28, 2011, a long-term capital gains distribution of $1.4788 per share was declared and paid to shareholders of record on December 27, 2011.

The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2010 is as follows:

	2011	2010

Ordinary Income	$88,497	$361,718
Total distributions paid	$88,497	$361,718

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2011

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS - continued

At November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$56,565
Undistributed ordinary income	13,450,610
Unrealized net appreciation	8,464,656
$21,971,831

At November 30, 2011, the difference between book basis and tax-basis unrealized depreciation are primarily attributable to the tax deferral of post-October losses in the amount of $1,894,458, wash sale losses in the amount of $2,161,450, and tax treatments on certain investments.

NOTE 9. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some of the provisions, not including the changes to capital loss carryforwards, of the Act are effective for the Fund’s fiscal year ending November 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

NOTE 10. SUBSEQUENT EVENT

Subsequent to November 30, 2011, management determined that the Fund had improperly calculated its dividends paid deduction for the taxable year-ended November 30, 2010 due to the Fund’s failure to pay the appropriate dividend amount under the Internal Revenue Code (“IRC”) Section 855, for that tax year.  On December 28, 2011, the Fund paid a Deficiency Dividend (as defined under IRC Section 860) to shareholders of record on December 27, 2011, in the amount of $56,565 (equal to $0.0061 per share) to reduce the Fund’s taxable income for the taxable year-ended November 30, 2010 to $0.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Roosevelt Multi-Cap Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roosevelt Multi-Cap Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Multi-Cap Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 30, 2012

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of the Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *    The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** As of the date of this report, the Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from
September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  23 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2011.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0576 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

On August 1, 2011, the Advisory Contract Renewal Committee (the “Committee”) of the Board of Trustees of the Unified Series Trust (the “Trust”) convened via teleconference to consider whether to recommend that the full Board renew the Management Agreement between the Trust and The Roosevelt Investment Group.  In advance of the meeting, the Committee members acknowledged receiving and reviewing the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), which had been provided in advance of the meeting.  They noted that no changes were proposed to the management agreement, and the expense cap agreement in place would continue for the next year.  They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the management agreement and expense cap side letter, if any; (ii) a letter sent by Administrator on behalf of the Board to the Fund’s adviser requesting information that the Trustees likely would consider renewing the Agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and the adviser’s response, including among other information, a description of the adviser’s services to the Fund, any changes in advisory personnel, an analysis of the adviser’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a certification from the CCO that the adviser has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) the adviser’s Form ADV Part 1A and 2A; (v) current financial statements for the adviser; (vi) the Fund’s Schedule of Investments as of May 31, 2011; (vii) a Portfolio Manager commentary prepared by the Fund’s portfolio manager analyzing the Fund’s prior performance; and (viii) reports prepared by the Administrator comparing the Fund’s performance returns, advisory fees and expense ratios to those of its peer group and benchmark as applicable.   After discussing the materials, the Committee contacted the adviser via teleconference and interviewed the adviser’s executives, portfolio managers and compliance personnel for approximately a half hour.

After their conference calls with the advisers concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to the full Board.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsels, and their own business judgment, to be relevant.  They noted that this included information regarding the Fund and its advisers that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Committee in connection with its review of the management agreements.  As a result, the Committee noted as follows:

(i)           The Nature, Extent and Quality of Services – The Committee noted that The Roosevelt Investment Group, Inc. (the “adviser”) manages approximately $4 billion, of which the Roosevelt Multi-Cap Fund (the “Fund”) represented approximately $218 million, as of June 2011.  The Committee reviewed the responses from the adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs.  The Committee determined the adviser’s resources appear adequate, and specifically noted that the adviser provides the services of five portfolio managers, two traders and its compliance officer who assists with portfolio compliance.  The adviser confirmed that it was not proposing any changes to the level of services provided to the Fund.

 The Committee noted that various compliance reports had been provided by the adviser and the CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.  The CCO reported that the adviser had enhanced its Code of Ethics, and that it expected to deliver its annual compliance review by the end of 2011.   He also noted that the adviser has engaged an independent third party to review the transaction costs and best execution efforts of the adviser.   The CCO confirmed that he was not aware of any material compliance issues, and also confirmed that he had reviewed the adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund and Adviser Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the adviser and the Administrator with respect to such performance.  The Committee noted that the Fund had underperformed its peer group and benchmarks, the Russell 3000 and the S&P 500 Indices, for the one-year ended June 30, 2011.  The Committee recalled the adviser’s explanation that the underperformance was due to the adviser’s hedging strategy involving the use of ultra-short exchange-traded funds, which decreased in value as the markets had risen.  The Committee noted that the hedging strategy could be successful in the future to the extent that markets decline, and determined that the adviser should be allowed more time to implement its strategy.  The Committee also noted that the Fund had good long-term performance as it had performed in-line with its peer group average and had outperformed its benchmarks, for the five-year period ended June 30, 2011.   The Committee noted that the Fund currently has a four star rating by Morningstar

The Committee sought and received assurances from the adviser that trades were being allocated fairly among the Fund and various wrap accounts and separately managed accounts, which are managed by the adviser using an equity multi-cap strategy similar to the Fund.  They noted that the Fund generally had performed in-line with adviser’s other accounts, and that any differentials likely were due to the various fees and expenses charged to the different types of accounts.

(iii)           Fee Rates and Profitability –  The Committee noted that the adviser charges a “universal fee” of 1.00%, for which the adviser provides the Fund with portfolio management and pays most of the Fund’s operating expenses.   They noted that the gross fee was the same as for the Fund’s peer group median, even though most other advisers do not pay fund expenses out of their advisory fees.  The Committee noted that certain separately-managed accounts and sub-advisory wrap accounts could pay a lower advisory fee than the Fund, depending on the type of account and fee breakpoints based on assets under management.  The Committee noted that the adviser had explained that its responsibilities with respect to the Fund are more extensive and time consuming than those with respect to wrap accounts or sub-advisory relationships.  A representative of the adviser stated that the wrap accounts were less labor-intensive than the Fund, as the wrap accounts did not require client or compliance reporting and were managed by the wrap program’s sponsor based on the adviser’s model portfolio.

The Committee reviewed the balance sheet and income statement as of May 31, 2011 and noted that the Fund’s assets did not constitute a significant portion of the adviser’s total assets under management.  The Committee considered the adviser’s report that it was realizing a profit as a result of managing the Fund, and determined that the profit margin was acceptable.

The Committee noted the adviser’s report that it had entered into soft dollar arrangements.  The Committee considered the adviser’s report that average commission rates paid by the Fund and separate accounts were the same, and that the Fund comprised approximately one-half of the adviser’s soft dollar budget because it is the largest account compared to other non-wrap accounts managed by the adviser.  The Committee noted the adviser’s report that the average per share commission rate paid by the Fund to soft dollar brokers was $0.05.   They also noted the adviser’s representation that the research services generated through soft dollar arrangements were used to enhance the adviser’s portfolio management services to all of its clients, including the Fund.

Finally, the Committee further noted that the adviser receives a 12b-1 fee of 0.25%.  The Committee members encouraged the adviser to develop a plan to use accrued 12b-1 fees to effectively market the Fund’s shares.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Committee noted that it did not appear the adviser had begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board approve the Fund’s Management Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at 1-877-322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISER
The Roosevelt Investment Group, Inc.
317 Madison Avenue, Suite 1004
New York, NY  10017

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Leeb Funds

Annual Report

November 30, 2011

Fund Adviser:

Leeb Capital Management, Inc.
8 West 40th Street
New York, New York 10018

Phone (866) 400-5332

To The Leeb Funds Shareholders

Dear Shareholder:

Calendar year 2011 was a volatile one for stocks, but they ended almost exactly flat from a price appreciation perspective.  The S&P 500 fluctuated wildly with economists’ and market participants’ view of the global recovery – swinging as much as 20 percent in a matter of weeks multiple times during the year.  For the fiscal year ended November 30, 2011, however, the S&P 500 had a total return of 7.83%, outperforming the Leeb Focus Fund -2.69% return.  Much of the fund underperformance was due to the volatile nature of the market in 2011, and the Fund’s positional trading on a relative basis.  Please read on for a more detailed review of 2011.

Year in Review

With economic data that was slow to improve, political gridlock in Washington, and problems piling up in the Eurozone, news headlines overpowered fundamentals as the key stock market driver, and made for a volatile and challenging 2011.

On the policy front, the debate over raising the U.S. debt ceiling reflected the inability of Washington to act in a timely and concise fashion.  Last minute negotiations eventually led to a resolution, however Standard and Poor’s rating agency still decided to downgrade U.S. Treasury debt from AAA.  Perhaps the most telling part of the saga was the reaction in financial markets.  Treasuries rallied following the downgrade, sending 10 year yields below 2 percent, and raising questions about the relevance of credit ratings in today’s markets.  From an economic perspective, the political gridlock surrounding the debt ceiling, as well as other issues such as the extension of unemployment benefits, were a headwind to clarity throughout the year and the ebbs and flows of the debates created additional market volatility.

Another, more pronounced source of uncertainty in the markets in 2011 was the Eurozone sovereign debt crisis.  A lack of fiscal cohesion within the European Monetary Union, as well as fears of financial contagion continued to snowball, and for the bulk of year, policy failed to keep up with financial markets.  Coordinated central bank action from the Federal Reserve, ECB and others to cut the overnight dollar swap rate provided a short-term liquidity boost, but the optimism faded quickly.  By late in the year, many market observers were in agreement that the only way to stem the crisis was massive bond market intervention by the European Central Bank.

Unfortunately, such monetary easing directly conflicts with both the politics and the procedures of the ECB, and the central bank’s participation in the secondary market was limited.  What did arise, however, was a roundabout form of intervention.  Through interest rate cuts and unlimited 3 year loans to European banks, the ECB was able to pump liquidity into the banking system and have the banks buy the sovereign debt it was unable or unwilling to hold itself.  The ECB balance sheet grew over 550 billion euros (over $700 billion) in the last quarter of the 2011 from the loans, which temporarily quelled fears.  The crisis, however, is still far from over.

Late in the year, China also began talk of more monetary easing, in a move to counter the weaker demand from the U.S. and Europe for its exports.  With baseline GDP growth of around 8 percent, Chinese policymakers are looking to stabilize the country’s growth trajectory while keeping inflation in check.  Targeted cuts in bank reserve requirements should provide the liquidity needed to keep growth rates at acceptable levels.  At the same time, the government’s ability to reign in lending when it needs to quells, in our mind, fears of runaway inflation going into 2012.

Towards year-end, U.S. economic data began to improve with unemployment claims dropping and leading indicators improving.  The official unemployment rate ended the year at 8.5 percent, the lowest level since early 2009.  However, even with some positive economic readings, there are many structural factors working against the economy. Further, temporary events such as the Japanese earthquake and floods in Thailand have had an effect on the global supply chain, and continue to cause ripples in markets around the world.

With only the beginnings of a recovery evident in economic readings, we believe a third round of quantitative easing will eventually become necessary for the US economy to get out of its doldrums in the labor and housing markets.  Further, with the major headwinds of the Eurozone crisis still unsolved, we expect financial markets to continue to take their cues from the headlines.  A news-driven market tends to be more volatile, but should also favor the type of best-in-class companies that we strive to identify.

Going further, monetary easing from the developed world, and rising demand from the developing world, should push resource prices (including precious metals) higher.  As such, we remain invested in companies that will benefit – either directly or indirectly – from these rising prices.  Please read below for how we are investing in this and other trends in each of our Mutual Funds.

The Leeb Focus Fund

As oil prices were setting a new average yearly high in 2011, we made some changes to Leeb Focus Fund’s energy investments throughout the year.  In exploration and production companies, we look for real production growth, often investing in smaller companies with stronger production and reserve profiles.  This reflects our long-term view of rising resource prices, where companies that can meaningfully grow production with rising selling prices will outperform larger integrated energy companies whose reserve growth struggles to meet their depletion rates.  We ended the fiscal year still holding Apache (APA) with solid gains.  That said, we jettisoned two companies, Continental Resources (CLR) and Denbury Resources (DNR) at losses, as we saw the risk of an economic downturn escalating mid-year. Unfortunately, their shares prices rebounded sharply, without our participation, as headlines soon became more promising.  This type of “news volatility” reared its head multiple times during the year, ultimately dragging on the Focus Fund’s performance vs. the benchmark as we opted for caution at the expense of an upside rebound.  Beyond production, we also look for niche service providers in the energy sector, whose dominance in drilling or extraction services means their businesses will see exponential growth in demand as energy prices rise.   Oceaneering International (OII), a dominant provider of subsea remote operated vehicles, and parts supplier National Oilwell Varco (NOV) fall into this group, and were the Fund’s leading performers in the sector.

In the materials sector, liquidity concerns stemming from the European crisis had a two pronged effect.  Firstly, liquidity concerns in financial markets led to some losses in precious metals prices, as investors sold gold to cover other positions.  Secondly, concerns of a liquidity crunch in the real economy led to a divergence between precious and industrial metals prices and the stocks of companies that mine them.  Higher selling prices typically translate into strong revenue growth and share price appreciation for these mining companies. However, the high upfront cost of developing mining projects dragged down these stocks on fears the companies would not be able to obtain the necessary financing to grow production. Mining companies held by the fund, including First Majestic Silver (AG), Freeport McMoRan Copper (FCX), and NovaGold Resources (NG) were a drag on the Fund’s performance on an absolute and relative basis (as miners were largely overweighted in the Fund vs. the S&P 500).  The Fund’s investment in gold bullion through the SPDR Gold Trust (GLD) was among the leading performance drivers.

With economic data improving throughout the course of year, several of our positions in consumer-oriented stocks have performed well.  The powerful trend of cost consciousness has helped low-end retailers like Dollar Tree (DLTR) and TJX Companies (TJX) grow their sales and market share, beating out their higher-priced competitors.  Their shares have followed suit.  We continue to embrace a barbell approach to consumer and retail exposure, as we look to capitalize on the growing income and wealth inequality in the U.S.  Our plays at the high-end of the barbell include Tiffany & Co. (TIF) as well as American Express (AXP).

As corporations are still flush with cash and governments are perpetually hesitant to cut defense budgets, we continue to like the cyber security sector.  Growing online threats from around the globe will prompt companies and governments to increase their spending on network security.  We added positions in Symantec (SYMC) (corporate) and CheckPoint Software Technology (CHKP) (government) that are meeting this increasing demand. Another area where spending has continued keep pace, although largely on the back of the consumer, has been in information technology.  We have added positions in leading tech franchises whose stable businesses, and in some cases dividend payments, make them attractive long-term investments.  With a lack of “game changing” innovation coming from the sector, we expect these industry behemoths to maintain their tremendous market share and dominance in their respective lines of business. Among them, portfolio stalwart Apple (AAPL) was again a performance driver, along with Qualcomm (QCOM).  Sold during the year, locking in losses and detracting from performance were CACI (CACI), Applied Materials (AMAT), and ManTech International (MANT).

Seeking shelter from the European financial storm, and some still dubious US banks’ balance sheets, we largely steered clear of U.S. financials during the year in favor of Canadian banks like Toronto Dominion (TD).  Canada’s healthy resource sector provides demand for loans, and these healthier Canadian lenders are also able to pick up distressed assets from south of the border to grow their commercial banking businesses.  Considering where government stimulus will likely be directed, we continue to look for companies in this sector that are poised to benefit from a recovery – whether it be housing or consumer-related.

Healthcare, often used as a portfolio stabilizer, is a sector that offered us some outsized gains in the latter part of the year.  Our holdings are largely focused on “cost-cutters” which should be winners regardless of which political party eventually wins out in the healthcare reform debate.  Express Scripts (ESRX) was down sharply during the year as a contractual spat with Walgreens went public.  The shares have since recovered, but were a detractor during the fiscal year.  Meanwhile, CVS Caremark (CVS) righted its ship – increasing its customer retention and gaining major new clients as well. A couple of holdings in the sector rewarded our patience for sticking with them as we trusted our tried and true fundamental analysis above what we saw as an overreaction by market participants.

As an overall portfolio hedge against downside risk from the Eurozone crisis, we have maintained a position in zero coupon bonds throughout the latter portion of the year.  These instruments make no interest payments, and as a result trade at a deep discount to face value and are more responsive to changes in interest rates.  In the event of a serious market event, U.S. Treasuries continue to serve as the ultimate safe haven for investors, and these zero coupon bonds are essentially a leveraged hedge that would outperform Treasuries in the event of a negative market event.

The Leeb Resources Fund

Despite only modest growth in the United States and the European Union, an area that represents approximately half of Gross World Product, many important commodities reached their highest average yearly prices in 2011. Notable among these were oil and copper, production for both of which appears to be on a plateau.

But supply is just one part of the equation. Continued strong demand for resources from many emerging economies (with China front and center) is another major driver behind these gains.

Political events such as the revolution in Libya, which took that country’s petroleum exports off the market for several months, also affected resource markets. In the case of oil, even a release from the U.S. strategic petroleum reserve only provided temporary relief from rising prices.

While it surrendered much of its earlier gains in the latter part of the year (when the Leeb Resources Fund began investing), gold nonetheless notched its eleventh consecutive annual advance, climbing nearly 10 percent and solidifying its position as an alternative to paper currencies. The metal’s weakness toward the end of the year was most likely due to gold representing liquidity at a time when liquidity was decidedly lacking in Europe. Eager to raise cash, institutional and individual investors alike were forced into selling the one liquid asset left.

This selling pressure abated once the European Central Bank introduced a three-year refinancing program aimed at providing the banking sector with liquidity. But while this program helped the EU’s ailing banks, it does not address the sovereign debt crisis. In a world characterized by growth headwinds thanks to high commodity prices, high debt levels and a lack of any real growth initiatives, the issue that has to be first and foremost is avoiding a depression.

Eventually, we expect the Europeans to realize that they need to buy themselves time. And they can do that – just as the U.S. in the midst of the 2008-09 financial crisis – by aggressively buying bonds. Anything short of robust quantitative easing on the continent is likely to be doomed to failure, with extremely negative consequences for global growth. The choice is either the printing press or what is likely to be a devastating depression.

Here at home, even though the economy is showing signs of improving, the Federal Reserve has expressed its willingness to take additional steps to help spur growth if need be. Likewise, with its inflation cooling, China has once again let up on the monetary brakes. And while that nation’s economy may not expand at it double digit rate this year, it is nevertheless likely to experience the kind of growth we in the West would find enviable.

With further monetary easing expected in 2012, and the issue of resource scarcity very much still present, the case for investing in commodities, including precious metals, remains strong. And if the EU can resolve its debt crisis, the call on resources should accelerate.

To provide some more stability to the portfolio, we’ve put more emphasis on high-dividend paying partnerships like Enterprise Products Partners (EPD), Magellan Midstream Partners (MMP) and Williams Partners LP (WPZ) as well as major oil and gas exploration and production companies like Apache (APA) and Occidental Petroleum (OXY) that are demonstrating superior reserve growth.

Gold, via SPDR Gold Trust (GLD), remains our largest single holding. Gold miners, which dramatically underperformed the metal last year and as a group are trading at attractive valuations not seen in years, also continue to play a spotlight role in the portfolio. Silver offers the potential for even stronger gains than gold thanks to the metal’s use in industrial applications, including solar power. We have maintained a hearty weighting in both silver and silver mining stocks.

While we expect the Europeans to take the necessary steps to settle their crisis, holders of Greek bonds have remained reluctant to take a greater haircut on their bonds and Athens has not gone far enough in getting its finances in order. Absent a 130 billion euro loan from its euro zone partners, Greece is faced with bankruptcy in March. We are therefore holding a modest stake in zero coupon Treasury bonds as a hedge against a deflationary accident.

Performance Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-400-5332.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Standard & Poor’s 500® Index and Russell 1000 Growth Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the Leeb Focus Fund, the S&P 500(R) Index and the Russell 1000 Growth Index

Leeb Focus Fund $9,902
S&P 500® Index, $9,832
Russell 1000 Growth Index, $11,401
Inception Date: December 26, 2006
Value
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
Date

The chart above assumes an initial investment of $10,000 made on December 26, 2006 (commencement of fund operations) and held through November 30, 2011. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's prospectus by calling 1-866-400-5332.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA

FUND HOLDINGS –   (Unaudited)

The investment objective of the Leeb Focus Fund (the “Focus Fund”) is long-term capital appreciation, consistent with the preservation of capital.

   1As a percent of net assets.
   2Companies with market capitalization of at least $3.5 billion.
   3Companies with market capitalization less than $3.5 billion.

The investment objective of the Leeb Resources Fund – Class A (the “Resources Fund”) is long-term capital appreciation.

  1As a percent of net assets.
2	Companies whose operations are related to the Energy Sector Categorization as defined by the Global Industry Classification Standard (GICS) sector name.
3	Companies whose operations are related to the Materials Sector Categorization as defined by the Global Industry Classification Standard (GICS) sector name.

Availability of Portfolio Schedule – (Unaudited)

The Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example for the Focus Fund is based on an investment of $1,000 invested at the beginning of the period June 1, 2011 and held for the entire period through November 30, 2011. The example for the Resources Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 7, 2011, (commencement of Fund operations) to November 30, 2011.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid the During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leeb Focus Fund	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During the Period Ended November 30, 2011
Actual *	$1,000.00	$881.49	$7.07
Hypothetical **	$1,000.00	$1,017.55	$7.58

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

The Leeb Resources Fund – Class A	Beginning Account Value	Ending Account Value November 30, 2011	Expenses Paid During the Period Ended November 30, 2011
Actual *	$1,000.00	$939.00	$4.51
Hypothetical **	$1,000.00	$1,015.05	$10.09

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 85/365 (to reflect the period since commencement of Fund operations on September 7, 2011).
** Assumes a 5% return before expenses. The hypothetical example is calculated based on a six month period from June 1, 2011 to November 30, 2011. Accordingly, expenses are equal to the Fund’s annualized expense ratio of 2.00% multiplied by the average account value over the six month period, multiplied by 183/365 (to reflect the partial year period).

Leeb Focus Fund
Schedule of Investments
November 30, 2011

		Fair
Common Stocks - 86.63%	Shares	Value

Agriculture Chemicals - 2.34%
Potash Corp. of Saskatchewan, Inc.	5,300	$229,702

Commercial Banks - 2.31%
Toronto-Dominion Bank / The	3,200	226,912

Computers & Office Equipment - 3.25%
International Business Machines Corp. (IBM)	1,700	319,600

Crude Petroleum & Natural Gas - 2.94%
Apache Corp.	2,900	288,376

Drilling Oil & Gas Wells - 2.94%
Diamond Offshore Drilling, Inc.	4,800	288,720

Electronic Computer - 4.19%
Apple, Inc. (a)	1,075	410,865

Financial Services - 2.25%
American Express Co.	4,600	220,984

Gold & Silver Ores - 5.78%
Barrick Gold Corp.	4,000	211,520
Goldcorp., Inc.	4,700	252,343
NovaGold Resources, Inc. (a)	9,000	103,410
		567,273

Metal Mining - 3.03%
Freeport McMoRan Copper & Gold, Inc.	7,500	297,000

Oil, Gas Field Services - 8.84%
National Oilwell Varco, Inc.	3,200	229,440
Oceaneering International, Inc.	5,500	261,580
Schlumberger, Ltd.	5,000	376,650
		867,670

Petroleum Refining -2.79%
Marathon Oil Corp.	9,800	274,008

Pharmaceutical Preparations - 3.17%
Cubist Pharmaceuticals, Inc. (a)	3,500	134,995
Perrigo Co.	1,800	176,220
		311,215

Radio & TV Broadcasting & Communications Equipment - 4.30%
QUALCOMM, Inc.	7,700	421,960

Retail - Catalog & Mail-Order Houses - 2.74%
Amazon.com, Inc. (a)	1,400	269,206

Retail - Drug Stores & Proprietary Stores - 5.61%
CVS Caremark Corp.	6,900	267,996
Express Scripts, Inc. (a)	6,200	283,030
		551,026

Retail - Family Clothing Stores - 4.34%
TJX Companies, Inc./The	6,900	425,730

See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Schedule of Investments - continued
November 30, 2011

		Fair
Common Stocks - 86.63% - continued	Shares	Value

Retail - Jewelry Stores - 1.84%
Tiffany & Co.	2,700	$181,008

Retail - Variety Stores - 5.55%
Dollar Tree, Inc. (a)	3,800	309,662
Wal-Mart Stores, Inc.	4,000	235,600
		545,262

Semiconductor & Related Devices - 2.54%
Intel Corp.	10,000	249,100

Services - Computer Integrated Systems Design - 2.26%
Allscript Healthcare Solutions, Inc. (a)	11,400	221,844

Services - Computer Programming Services - 2.06%
Cognizant Technology Solutions Corp. - Class A (a)	3,000	202,050

Services - Prepackaged Software - 6.98%
Check Point Software Technologies Ltd. (a)	4,400	243,496
Microsoft Corp.	8,300	212,314
Symantec Corp. (a)	14,000	228,900
		684,710

Silver Mining - 1.43%
First Majestic Silver Corp. (a)	8,600	140,008

Wholesale-Drugs Proprietaries & Druggists' Sundries - 3.15%
McKesson Corp.	3,800	308,978

TOTAL COMMON STOCKS (Cost $8,000,899)		8,503,207

Exchange-Traded Funds - 7.69%

iShares Silver Trust (a)	5,000	160,000
SPDR Gold Trust (a)	3,500	595,455

TOTAL EXCHANGE-TRADED FUNDS (Cost $628,056)		755,455

	Principal
	Amount
U.S. Government Treasury STRIPs - 4.72%
U.S. Treasury STRIP, 0.00%, 08/15/2041	1,200,000	462,973

TOTAL U.S. GOVERNMENT TREASURY STRIPS (Cost $464,318)		462,973

	Shares
Money Market Securities - 0.74%
Fidelity Institutional Money Market Portfolio - Class I - 0.22% (b)	72,607	72,607

TOTAL MONEY MARKET SECURITIES (Cost $72,607)		72,607

TOTAL INVESTMENTS (Cost $9,165,880) - 99.78%		$9,794,242

Other assets less liabilities - 0.22%		21,458

TOTAL NET ASSETS - 100.00%		$9,815,700

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Leeb Resources Fund - Class A
Schedule of Investments
November 30, 2011

		Fair
Common Stocks - 69.47%	Shares	Value

Agriculture Chemicals - 2.93%
Potash Corp. of Saskatchewan, Inc.	1,150	$49,841

Crude Petroleum & Natural Gas - 8.92%
Apache Corp.	425	42,262
Denbury Resources, Inc. (a)	3,100	52,390
Occidental Petroleum Corp.	575	56,867
		151,519

Drilling Oil & Gas Wells - 2.83%
Diamond Offshore Drilling, Inc.	800	48,120

Gold & Silver Ores - 16.25%
Barrick Gold Corp.	625	33,050
Endeavour Silver Corp. (a)	3,850	45,468
Goldcorp., Inc.	875	46,979
Ivanhoe Mines, Ltd. (a)	1,825	39,347
Lynas Corp., Ltd. (a)(b)	46,100	58,547
NovaGold Resources, Inc. (a)	4,600	52,854
		276,245

Metal Mining - 9.44%
Freeport McMoRan Copper & Gold, Inc.	1,600	63,360
Gabriel Resources Ltd. (a)	7,000	49,560
Pretium Resources, Inc. (a)	3,950	47,552
		160,472

Natural Gas Transmission - 7.33%
Enterprise Products Partners L.P. (c)	1,400	63,686
Williams Partners L.P (c)	1,050	60,963
		124,649

Oil, Gas Field Services - 12.85%
Baker Hughes, Inc.	575	31,401
National Oilwell Varco, Inc.	900	64,530
Oceaneering International, Inc.	1,150	54,694
Schlumberger, Ltd.	900	67,797
		218,422

Petroleum Refining -2.59%
Marathon Oil Corp.	1,575	44,037

Pipelines (No Natural Gas) - 2.26%
Magellan Midstream Partners, L.P. (c)	600	38,388

Services - Prepackaged Software - 1.79%
Check Point Software Technologies Ltd. (a)	550	30,437

Silver Mining - 2.28%
First Majestic Silver Corp. (a)	2,375	38,665

TOTAL COMMON STOCKS (Cost $1,150,804)		1,180,795

See accompanying notes which are an integral part of these financial statements.

Leeb Resources Fund - Class A
Schedule of Investments - continued
November 30, 2011

		Fair
Exchange-Traded Funds - 21.21%	Shares	Value

iShares Silver Trust (a)	3,400	$108,800
Market Vectors Coal ETF (a)	1,400	51,716
SPDR Gold Trust (a)	1,175	199,903

TOTAL EXCHANGE-TRADED FUNDS (Cost $384,159)		360,419

	Principal
	Amount
U.S. Government Treasury STRIPs - 2.50%
U.S. Treasury STRIP, 0.00%, 08/15/2041	110,000	42,439

TOTAL U.S. GOVERNMENT TREASURY STRIPS (Cost $44,051)		42,439

	Shares
Money Market Securities - 4.25%
Fidelity Institutional Money Market Portfolio - Class I - 0.22% (d)	72,210	72,210

TOTAL MONEY MARKET SECURITIES (Cost $72,210)		72,210

TOTAL INVESTMENTS (Cost $1,651,224) - 97.43%		$1,655,863

Other assets less liabilities - 2.57%		43,610

TOTAL NET ASSETS - 100.00%		$1,699,473

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Limited Partnership.
(d) Variable rate security; the money market rate shown represents the rate at November 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Statement of Assets and Liabilities
November 30, 2011

	Leeb Focus Fund	Leeb Resources Fund - Class A
Assets
Investments in securities:
At cost	$9,165,880	$1,651,224
At value	$9,794,242	$1,655,863

Receivable for investments sold	240,496	-
Receivable due from Adviser (a)	25,329	39,432
Dividends receivable	17,545	1,316
Interest receivable	19	24
Deferred offering expenses	-	16,088
Receivable for capital shares sold	-	12,124
Prepaid expenses	15,129	3,041
Total assets	10,092,760	1,727,888

Liabilities
Payable for investments purchased	228,282	-
Payable for fund shares redeemed	12,325	-
Payable to administrator, fund accountant, and transfer agent	8,322	8,556
Payable to trustees and officers	3,024	2,659
Payable to custodian	648	552
Accrued 12b-1 expenses (a)	-	387
Other accrued expenses	24,459	16,261
Total liabilities	277,060	28,415

Net Assets	$9,815,700	$1,699,473

Net Assets consist of:
Paid in capital	$12,234,255	$1,716,614
Accumulated undistributed net investment income (loss)	17,699	3,008
Accumulated undistributed net realized gain (loss) from
investment transactions and foreign currency translation	(3,064,616)	(24,788)
Net unrealized appreciation (depreciation) on investments	628,362	4,639

Net Assets	$9,815,700	$1,699,473

Shares outstanding (unlimited number of shares authorized)	1,014,556	180,945

Net Asset Value	$9.67	$9.39

Offering Price Per Share (Net Asset Value/100% - maximum sales charge)	$9.67	$9.88

Redemption price per share (Net Asset Value*0.98) (b)	$9.48	$9.20

Maximum Sales Charge	NA	5.00%

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. The Resources Fund - Class A also charges a CDSC of 1.00% on shares originally purchased without a sales charge if those shares are redeemed within one year of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

Leeb Funds
Statements of Operations
For The Fiscal Year Ended
November 30, 2011	Leeb	Leeb Resources
	Focus Fund	Fund - Class A	(a)
Investment Income
Dividend income (Net of foreign withholding taxes of $2,784 and $35 respectively)	$127,547	$4,042
Interest income	2,597	238
Total Income	130,144	4,280

Expenses
Investment Adviser fee (b)	96,124	3,171
Transfer agent expenses (b)	48,678	10,674
Administration expenses (b)	31,542	7,625
Fund accounting expenses (b)	25,000	7,200
Registration expenses	19,396	235
Legal expenses	17,143	8,277
Auditing expenses	16,570	13,917
Printing expenses	16,543	325
Trustee expenses	8,795	2,317
CCO expenses	7,646	1,643
Custodian expenses (b)	6,682	1,677
Insurance expenses	3,299	-
Pricing expenses	2,352	555
Miscellaneous expenses	1,770	685
Offering expenses	-	4,490
24f-2 expenses	-	985
12b-1 expenses (a)	-	720
Total Expenses	301,540	64,496
Fees waived and expenses reimbursed by Adviser (b)	(131,905)	(58,642)
Net operating expenses	169,635	5,854
Net Investment Income (Loss)	(39,491)	(1,574)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	497,050	(24,696)
Foreign currency translation	170	-
Change in unrealized appreciation (depreciation) on investment securities	(744,851)	4,639
Net realized and unrealized gain (loss) on investment securities	(247,631)	(20,057)
Net increase (decrease) in net assets resulting from operations	$(287,122)	$(21,631)

(a) For the period September 7, 2011 (Commencement of Operations) to November 30, 2011.
(b) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets From:	November 30, 2011	November 30, 2010
Operations:
Net investment income (loss)	$(39,491)	$(4,643)
Capital Gain Dividends from REIT's	-	282
Net realized gain (loss) on investment securities and foreign currency	497,220	269,374
Change in unrealized appreciation (depreciation) on investment securities	(744,851)	631,669
Net increase (decrease) in net assets resulting from operations	(287,122)	896,682

Distributions:
From net investment income	(2,813)	(41,017)
Total distributions	(2,813)	(41,017)

Capital Share Transactions
Proceeds from shares sold	1,355,968	855,130
Proceeds from redemption fees (a)	601	311
Reinvestment of distributions	2,561	37,995
Amount paid for shares redeemed	(2,314,849)	(3,192,775)
Net increase (decrease) in net assets resulting
from share transactions	(955,719)	(2,299,339)

Total Increase (Decrease) in Net Assets	(1,245,654)	(1,443,674)

Net Assets
Beginning of year	11,061,354	12,505,028

End of year	$9,815,700	$11,061,354

Accumulated undistributed net investment income (loss)
included in net assets at the end of each period	$17,699	$20,279

Capital Share Transactions
Shares sold	129,441	93,193
Shares issued in reinvestment of distributions	244	4,222
Shares redeemed	(228,292)	(347,931)

Net increase (decrease) from capital share transactions	(98,607)	(250,516)

(a) The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

Leeb Resources Fund - Class A
Statement of Changes In Net Assets

Increase (Decrease) in Net Assets From:	For The Period Ended November 30, 2011	(a)
Operations:
Net investment income (loss)	$(1,574)
Net realized gain (loss) on investment securities	(24,696)
Change in unrealized appreciation (depreciation) on investment securities	4,639
Net increase (decrease) in net assets resulting from operations	(21,631)

Capital Share Transactions
Proceeds from shares sold	1,885,274
Amount paid for shares redeemed	(164,170)
Net increase (decrease) in net assets resulting
from share transactions	1,721,104

Total Increase (Decrease) in Net Assets	1,699,473

Net Assets
Beginning of period	-

End of period	$1,699,473

Accumulated undistributed net investment income (loss)
included in net assets at the end of each period	$3,008

Capital Share Transactions
Shares sold	200,066
Shares redeemed	(19,121)

Net increase (decrease) from capital share transactions	180,945

(a) For the period September 7, 2011 (Commencement of Operations) to November 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Financial Highlights
(For a share outstanding during the period)

	Year ended		Year ended		Year ended		Year ended		Period ended
	November 30, 2011		November 30, 2010		November 30, 2009		November 30, 2008		November 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$9.94		$9.17		$7.53		$11.90		$10.00
Income from investment operations:
Net investment income	(0.04)		-	(b)	0.03		0.02		0.16
Net realized and unrealized gain (loss)	(0.23)		0.80		1.63		(4.20)		1.75
Total from investment operations	(0.27)		0.80		1.66		(4.18)		1.91

Less Distributions to shareholders:
From net investment income	-	(b)	(0.03)		(0.02)		(0.15)		(0.01)
From net realized gain	-		-		-		(0.04)		-
Total distributions	-		(0.03)		(0.02)		(0.19)		(0.01)

Paid in capital from redemption fees	-	(b)	-	(b)	-	(b)	-	(b)	-

Net asset value, end of period	$9.67		$9.94		$9.17		$7.53		$11.90

Total Return (c)	-2.69%		8.76%		22.08%		-35.68%		19.16%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$9,816		$11,061		$12,505		$11,539		$10,002
Ratio of expenses to average net assets	1.50%		1.50%		1.50%		1.50%		1.50%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	2.67%		2.54%		2.54%		2.13%		3.89%	(e)
Ratio of net investment income (loss) to
average net assets	(0.35)%		(0.03)%		0.42%		0.15%		1.97%	(e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(1.52)%		(1.07)%		(0.62)%		(0.48)%		(0.42)%	(e)
Portfolio turnover rate	116.66%		70.04%		79.23%		114.85%		54.69%

(a) For the period December 26, 2006 (Commencement of Operations) to November 30, 2007.
(b) Resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

Leeb Resources Fund - Class A
Financial Highlights
(For a share outstanding during the period)

	For The Period Ended
	November 30, 2011	(a)

Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	(0.01)
Net realized and unrealized gain (loss)	(0.60)
Total from investment operations	(0.61)

Net asset value, end of period	$9.39

Total Return (b)	-6.10%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$1,699
Ratio of expenses to average net assets	2.00%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	22.02%	(d)
Ratio of net investment income (loss) to
average net assets	(0.54)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(20.56)%	(d)
Portfolio turnover rate	19.47%

(a) For the period September 7, 2011 (Commencement of Operations) to November 30, 2011.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

  The Leeb Funds
Notes to the Financial Statements
November 30, 2011

NOTE 1.  ORGANIZATION

Leeb Focus Fund (the “Focus Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 14, 2006.  The Leeb Resources Fund – Class A (the “Resources Fund”) was organized as a non-diversified series of the Trust on February 7, 2011 (collectively the “Funds”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  Each Fund is one of a series of funds currently authorized by the Trustees.  The Focus Fund commenced investment operations on December 26, 2006. The Resources Fund commenced investment operations on September 7, 2011 and currently offers only its Class A shares. The Funds’ investment adviser is Leeb Capital Management, Inc. (the “Adviser”). The investment objective of the Focus Fund is to provide long-term capital appreciation, consistent with the preservation of capital. The investment objective of the Resources Fund is long-term capital appreciation. The Resources Fund has a maximum sales charge (load) of 5.00% of the offering price imposed on purchases. Also, the Resources Fund has a maximum deferred sales charge (load) of 1.00% imposed on the redemption of certain shares sold within 1 year of purchase.

Non-Diversification Risk – The Resources Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified.  As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income or complying with other provisions to be eligible for RIC qualification. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal period ended November 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any material interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Security Transactions and Related Income – The Funds follow industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

The Leeb Funds
Notes to the Financial Statements
November 30, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each funds’ relative net assets or other appropriate basis (as determined by the Board).

Dividends and Distributions – The Funds typically distribute substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually.  These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Funds unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the period ended November 30, 2011, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)

Focus Fund	$(44,141)	$39,724	$4,417
Resources Fund	$(4,490)	$4,582	$(92)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that each of the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The Leeb Funds
Notes to the Financial Statements
November 30, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including U.S. Government Treasury STRIPS, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with

The Leeb Funds
Notes to the Financial Statements
November 30, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Focus Fund’s investments as of November 30, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks *	$8,503,207	$-	$-	$8,503,207

Exchange-Traded Funds	755,455	-	-	755,455

U.S. Government Treasury STRIPS	-	462,973	-	462,973

Money Market Securities	72,607	-	-	72,607

Total	$9,331,269	$462,973	$-	$9,794,242
*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Resources Fund’s investments as of November 30, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks *	$1,180,795	$-	$-	$1,180,795

Exchange-Traded Funds	360,419	-	-	360,419

U.S Government Treasury STRIPS	-	42,439	-	42,439

Money Market Securities	72,210	-	-	72,210

Total	$1,613,424	$42,439	$-	$1,655,863
*Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal periods ended November 30, 2011, there were no significant transfers between Levels 1 and 2. The Funds had no transfers between Levels at anytime during the reporting period. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

The Leeb Funds
Notes to the Financial Statements
November 30, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments subject to approval of the Board of Trustees. As compensation for its management services, the the Adviser is entitled to receive an annual fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the daily net assets of the Focus Fund and 1.10% of the daily net assets of the Resources Fund.

The Adviser has contractually agreed through June 30, 2012 to waive its management fee and/or reimburse certain Fund operating expenses so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), 12b-1fees, taxes, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests; and extraordinary litigation expenses) do not exceed 1.50% of the Focus Fund’s average daily net assets and 1.75% of the Resources Fund’s average daily net assets. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense occurred, provided the Fund is able to make the repayment without exceeding the above stated expense limitations.

	Focus Fund	Resources Fund

Management fee (as a percent of average net assets)	0.85%	1.10%

Expense limitation (as a percent of average net assets)	1.50%	1.75%

Management fees earned	$96,124	$3,171

Fees waived and expenses reimbursed	$131,905	$58,642

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, At November 30, 2011 were as follows:

		Recoverable through
	Amount	November 30,

Focus Fund	$117,243	2012
	$116,768	2013
	$131,905	2014

Resources Fund	$58,642	2014

At November 30, 2011, the Adviser owed the Focus Fund and the Resources Fund $25,329 and $39,432, respectively.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Trust also retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.

The Leeb Funds
Notes to the Financial Statements
November 30, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

 For the fiscal periods ended November 30, 2011 fees for administrative, transfer agent, and fund accounting services, reimbursement of out-of-pocket expenses, and Custodian expenses and the amounts due to HASI and the Custodian at November 30, 2011 were as follows:

	Focus Fund	Resources Fund

Administration expenses	$31,542	$7,625

Transfer agent expenses	$48,678	$10,674

Fund accounting expenses	$25,000	$7,200

Custodian expenses	$6,682	$1,677

Payable to HASI	$8,322	$8,556

Payable to Custodian	$648	$552

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds.  There were payments made of $289 to the Distributor by the Funds during the fiscal period ended November 30, 2011. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Resources Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Resources Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Resources Fund in connection with the promotion and distribution of the Resources Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Resources Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Resources Fund’s plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  For the fiscal period ended November 30, 2011, the Resources Fund accrued 12b-1 fees of $720 of which $387 was unpaid to the Adviser at November 30, 2011.  If the Adviser is due more monies for its services rendered than are immediately payable because of the 0.25% expense limitation, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Adviser shall not, however, be entitled to charge any interest, carrying, or finance fees in connection with such carried forward amounts.

NOTE 5.  INVESTMENTS

For the fiscal period ended November 30, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

	Focus Fund	Resources Fund
Purchases
U.S. Government Obligations	$462,169	$43,884
Other	12,520,457	1,742,474
Sales
U.S. Government Obligations	$-	$-
Other	14,011,466	182,815

The Leeb Funds
Notes to the Financial Statements
November 30, 2011

NOTE 5.  INVESTMENTS - continued

At November 30, 2011, the appreciation (depreciation) of investments for tax purposes was as follows:

	Focus Fund	Resources Fund
Gross Appreciation	$1,015,348	$65,427
Gross (Depreciation)	(389,116)	(77,218)
Net Appreciation (Depreciation)
on Investments	$626,232	$(11,791)

At November 30, 2011, the aggregate cost of securities for federal income tax purposes was $9,168,010 for the Focus Fund, $1,667,654 for the Resources Fund.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2011, Charles Schwab & Company, Inc. (“Schwab”), for the benefit of its customers, owned 54.38% shares of the Focus Fund and 43.52% of the Resources Fund. As a result, Schwab may be deemed to control the Funds.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Focus Fund:

On December 22, 2010, an income distribution of $0.0025 per share was made to shareholders of record on December 21, 2010.

On December 28, 2011, an income distribution of $0.0212 per share was made to shareholders of record on December 27, 2011. See Note 11.

The tax characterization of distributions for the fiscal years ended November 30, 2011 and November 30, 2010 is as follows:

	2011	2010
Distributions paid from:
Ordinary Income	$2,813	$41,017
	$2,813	$41,017

The Leeb Funds
Notes to the Financial Statements
November 30, 2011

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

Resources Fund:

There were no distributions made by the Fund during the period September 7, 2011 (commencement of Fund operations) to November 30, 2011.

At November 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Focus Fund	Resources Fund
Undistributed Ordinary Income	$16,290	$19,438
Capital Loss Carryforward	(3,061,061)	(24,788)
Unrealized Appreciation (Depreciation)	626,232	(11,791)
Other Accumulated Losses	(16)	-
	$(2,418,555)	$(17,141)
 At November 30, 2011, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses in the amount of $3,555 and the tax treatment of income from underlying securities for the Focus Fund and the tax treatment of income from underlying securities for the Resources Fund.

NOTE 9. Capital Loss Carryforward

At November 30, 2011, the Focus Fund and Resources Fund had available for federal tax purposes unused capital loss carryforwards of $3,061,061 and $24,788 respectively, which are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforwards expires as follows:

	Amount		Expires November 30,

Focus Fund	$3,061,061		2017
Resources Fund	$24,788	*	Indefinite
* All of these capital loss carryforwards are short-term in nature and can be used to offset future short-term capital gains.

NOTE 10.    REGISTERED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Registered Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, some of the provisions of the Act will be effective for the Focus Fund’s fiscal year ending November 30, 2011. All of the provisions are effective for the Resources Fund’s fiscal period ending November 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

NOTE 11.    SUBSEQUENT EVENT

Subsequent to November 30, 2011, management determined that the Focus Fund had improperly calculated its dividends paid deduction for the taxable year-ended November 30, 2010 due to the Fund’s failure to pay the appropriate dividend amount under Internal Revenue Code (“IRC”) Section 855, for that tax year. On, December 28, 2011, the Fund paid a Deficiency Dividend (as defined under IRC Section 860) to shareholders of record on December 27, 2011, in the amount of $16,290, (which is included in the total amount of distribution described in Note 8 paid on December 28, 2011), to reduce the Fund’s taxable income for the taxable year-ended November 30, 2010 to $0.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Leeb Funds
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Leeb Funds (the “Funds”), comprising the Leeb Focus Fund and Leeb Resources Fund, each a series of the Unified Series Trust, as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for the Leeb Focus Fund and the related statements of operations, changes in net assets, and the financial highlights for the period September 7, 2011 (commencement of operations), through November 30, 2011, for the Leeb Resources Fund.  These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 30, 2012

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment adviser, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisers Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *   The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** The Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) Principal Executive Officer and President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Principal Financial Officer and Treasurer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief  Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** The Trust currently consists of 23 series.
 *** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-866-400-5332 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewals (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Leeb Focus Fund
(the “Fund”) was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held November 13-14, 2011. The Chairman of the Board noted that on October 31, 2011, the Adviser Contract Renewal Committee (“Committee”) convened to consider the renewal of this management agreements and to conduct interviews of the Adviser’s portfolio managers and compliance personnel.

In advance of the meeting, the Committee members acknowledged receiving and reviewing the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), which had been provided in advance of the meeting.  They noted that no changes were proposed to the Fund’s management agreement, and the expense cap agreement in place would be renewed for an additional year.  They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the each Fund’s Management Agreement and expense cap side letter, if any; (ii) a letter sent by the Administrator on behalf of the Board to the Fund’s adviser requesting information that the Trustees likely would consider renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940, as amended, and adviser’s response, including among other information, a description of the adviser’s services to the Fund, any changes in advisery personnel, an analysis of the adviser’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a certification from the CCO that the adviser has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) the adviser’s Form ADV Parts 1 and 2A; (v) current financial statements for the adviser; (vi) the Fund’s Schedule of Investments as of July 31, 2011; (vii) a commentary prepared by the Fund’s portfolio manager analyzing the Fund’s prior performance; and (viii) reports prepared by the Administrator comparing the Fund’s performance returns, advisery fees and expense ratios to those of its peer group and benchmark as applicable.   After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of the adviser and conducted an interview led by the Chairman of the Audit Committee of the Board.

After their conference call with the adviser concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to the full Board.  They also noted that they had taken into account a number of factors that they believe, in light of the legal advice provided by legal counsels, and their own business judgment, to be relevant.  They noted that this included information regarding the Fund and its adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Committee in connection with its review of the management agreements.

(i)           The Nature, Extent and Quality of Services – The Committee noted that Leeb Capital Management, Inc. (the “adviser”) manages approximately $110 million, of which the Leeb Focus Fund (the “Fund”) represented approximately $11 million, as of August 2011.  The Committee reviewed the responses from the adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs.  The Committee determined the adviser’s resources appear adequate, and specifically noted that the adviser provides the Fund with four portfolio managers, including one that acts as compliance officer, and one trader.  The adviser confirmed that it was not proposing any changes to the level of services provided to the Fund.   The Committee requested that the adviser adopt a written business succession plan in the event of the loss of services of the firm’s President, and the adviser confirmed that it would adopt such a policy.

 The Committee noted that various compliance reports had been provided by the adviser and the CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with as of the date of the meeting.  The CCO noted that the Fund’s investment in a commodity-related security has caused it to temporarily reduce the Fund’s good income, but noted that the Fund was now in full compliance with this test.   The CCO reported that the adviser had accepted the resignation of its compliance officer during the prior year, but that the firm’s President had assumed the role of chief compliance officer and has continued the engagement of an independent compliance consultant to assist the adviser with compliance.  The CCO confirmed that he was not aware of any material compliance issues, and also confirmed that he had reviewed the adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund and Adviser Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the adviser and the Administrator with respect to such performance.  The Committee noted that the Fund had outperformed its peer group and its primary benchmark, the S&P 500 Index, for the one-year period ended August 31, 2011.

(iii)           Fee Rates and Profitability –  The Committee noted that the Fund’s advisory fee of 0.85% and total expense ratio (after fee waivers and reimbursements), were slightly higher than the Fund’s peer group average, but that the adviser was waiving its entire fee with respect the Fund and reimbursing Fund expenses.  The adviser confirmed that it would agree to continue capping certain operating expenses of the Fund at 1.50% for an additional year.  The Committee reviewed the adviser’s balance sheet and income statement as of July 31, 2011 and concluded, based on their review, that the adviser appears to be well-capitalized and able to meet its obligations to the Fund.

The Committee reviewed a profitability analysis prepared by the adviser.  The adviser represented that the Fund’s management agreement was not profitable, due to the Fund-related expenses such as the adviser’s obligation to cap the Fund’s expenses.

The Committee noted the adviser’s report that it had entered into soft dollar arrangements where the clients’ brokerage transactions are directed to brokers who provide research services to the adviser.  The Committee considered the adviser’s report that average commission rates paid by the Fund were higher than those paid by separate accounts due to the fact that separate accounts are held at discount brokers which execute trades at pre-determined flat rates. The Committee reviewed the average per share commission rate paid by the Fund to soft dollar brokers and determined that it was within a reasonable range.   They also noted the adviser’s representation that the research services generated through soft dollar arrangements were used to enhance the adviser’s portfolio management services to all of its clients, including the Fund.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Committee noted that it did not appear the adviser had begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees were reasonable, based on the quality of advisory services provided to the Funds, and unanimously voted to recommend the Board approve the Fund’s Management Agreement.

Approval of Management Agreement for the Leeb Resources Fund – Class A

 The Trustees next considered the approval of the Leeb Resources Fund – Class A.  Legal Counsel reminded the Trustees that the Advisory Contract Renewal Committee (as used in this section, the "Committee") had met on January 24 and 25, 2011 to consider the approval of the management agreements and to conduct interviews of the Funds’ portfolio managers.  Legal Counsel reminded the Trustees that consideration of whether to approve an advisory contract is among the most important duties assigned to Board members in general, and to the Independent Trustees in particular.  Legal Counsel noted that the Adviser had been provided with the Trust’s standard form of management agreement and expense cap side letter agreement.

The CCO, reported that he previously has reviewed the Adviser’s compliance program (including its code of ethics), which he summarized at the meeting. He also noted that the Board had previously approved the Adviser’s code of ethics.

After further discussion, the Trustees discussed the following factors:

(a)  Nature, extent, and quality of the services to be provided by the Adviser.  The Trustees noted that the Adviser has prior experience managing a mutual fund in the Trust.   More importantly, the Trustees noted that the Adviser has prior experience since 2005 managing private accounts using the same strategies that it will use to manage the Fund.

(b)  Investment Performance of the Adviser.  The Trustees noted that the Adviser’s Peak Resources & Energy Composite had positive returns since its inception in 2005, and that it had substantially outperformed a blended benchmark of the S&P 500 GICS Energy Sector and the Philadelphia Stock Exchange Gold and Silver Index for the one-year ended December 31, 2010.  They recognized, however, that the composite had underperformed the benchmark since inception.

(c) Cost of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund.  The Trustees noted that the 1.10% advisory fee was higher than normal for an equity fund, but justified based on the time and expertise that the Adviser would need to implement its unique natural resources strategy.  They also noted that the Adviser voluntarily had agreed to cap the Fund’s operating expenses for its initial fiscal year.  In this period, they indicated that the Adviser’s balance sheet as of November 30, 2010 showed sufficient equity for the Adviser to meet this obligation to cap the Fund’s expenses.

(d)  Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.  The Trustees noted that the Fund would not realize economies of scale until its assets have grown.

(e)  Use of “soft dollar” arrangements by the Adviser.  The Trustees noted that the Adviser may direct Fund brokerage to broker-dealers that provide research services to the Adviser consistent with SEC guidelines and Section 28(e) of the Securities Exchange Act of 1934 for the benefit of the Fund and other accounts managed by the Adviser.

After reviewing all of the foregoing, the Board determined that the advisory fee to be paid to the Adviser (after fee waivers and reimbursements by the Adviser) by the Fund was reasonable, and unanimously determined to approve the Fund’s Management Agreement.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (866) 400-5332 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
Brian L. Blomquist, Principal Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Principal Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISER
Leeb Capital Management, Inc.
8 West 40th Street
New York, NY 10018

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Symons Institutional Funds

Annual Report

November 30, 2011

Fund Adviser:

Symons Capital Management, Inc.
650 Washington Road, Suite 800
Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.scm-funds.com

SYMONS INSTITUTIONAL FUNDS

We want to thank all of our shareholders for their support and loyalty over the past year and since the inception of the Symons Institutional Funds. Symons Capital Management, Inc. (SCM) constantly strives both to produce superior positive long-term returns and to provide excellent service and accessibility.

For the fiscal year ended November 30, 2011, the Symons Value Institutional Fund’s (SAVIX) one-year return was 9.33% versus the Russell 3000 Value Index return of 5.72%. The Symons Small Cap Institutional Fund’s (SSMIX) one-year return was -2.25% versus the Russell 2000 Index return of 2.75%.

Since the inception of the Symons Value Institutional Fund on December 22, 2006 through November 30, 2011, the Fund has an annualized return of 3.74% versus the Russell 3000 Value Index return of -2.85%. Since the inception of the Symons Small Cap Institutional Fund on May 6, 2008 through November 30, 2011, the Fund has an annualized return of -0.36% versus the Russell 2000 Index return of 1.71%.

The commentary below provides additional insight into our investment research and portfolio management thought process.

THE BIG PICTURE

As part of Quantitative Easing (QE1) in 2008-2010, the Federal Reserve (Fed) attempted to inflate the financial and housing markets by buying $300 billion of Treasury securities, $1.25 trillion of residential mortgage securities, and $100 billion of Fannie Mae and Freddie Mac securities. Those efforts were largely ineffective, and so as part of QE2 in 2010-2011, the Fed bought an additional $600 billion of Treasury securities. QE2 was equally ineffective in improving economic data, especially unemployment. Nevertheless, on September 22, 2011 the Fed announced “Operation Twist,” a plan to buy $400 billion of longer dated US Treasury securities in order to lower interest rates in the 6 to 30 year maturity range and to encourage borrowing. Operation Twist again is unlikely to have any material effect on the weak US economy because it does nothing to attack the principal problem of too much public and private debt being supported by too few assets.

The Fed has always supplied short-term liquidity to banks based on high quality assets as collateral, but it should never supply solvency to banks by bailing out low quality assets. The distinction is critical because bearing the burden of low quality assets and insolvency is the role of bank shareholders and bondholders. More broadly, the Fed’s most basic role is to maintain confidence that the bank payments system will function. As a corollary, the FDIC’s most basic role is to maintain confidence that deposits are safe. Nevertheless, for the past three years our government leaders and policy makers have done little but attempt to bailout bad assets at taxpayer expense. Banks are supposed to fail if they do a poor job. If banks would reduce debt, free up capital, reorganize and recapitalize, important consequences would follow. Large pieces of bank assets would be unfrozen and could be put to productive economic use. Consumer debt could be reduced, thereby increasing discretionary income. This process of debt destruction would be difficult and complex, and would take time - probably years. But the process would be a major step in beginning to put the US economy on a path to a better future for its citizens.

Europe has its own problems of excess debt, but in the form of “risk free” sovereign debt. A significant portion of this debt is held by the large European banks, and so by the bondholders of those banks. Similar to the US, it would likely be far cheaper to allow the European banks to suffer losses, and to be refinanced and reorganized, than it would be to continue to provide short-term liquidity to failed sovereigns, such as Greece, that only adds more debt and ultimately makes them more insolvent.

The policy issues in both the US and Europe are largely about asking some people (taxpayers) to pay for the mistakes of others (financial institutions and financial asset holders in the US and sovereign nations in Europe). In both cases, it ends up being an attempt to bail out bondholders - financial institutions’ bondholders in the US and sovereign debt bondholders in Europe. Bank regulation has made the situation worse, as banks in both areas have been allowed to carry risky assets at face value (mortgage backed debt in the US and sovereign debt in Europe). Unfortunately, the risk of bad debt does not disappear. It can only be transferred until there is no one left to whom it can be transferred and then default occurs. Consequently, the unavoidable issue is who will take the principal pain when the defaults hit — taxpayers or bondholders.

At this point our financially driven economy has nowhere to go, at least not without first wiping out bad debts. We have two basic options. We can do a 1990s Japan scenario and refuse to deal with bad debts, or we can do a 1990s Scandinavia scenario and take the pain of liquidating the bad debts, thereby allowing the economy to move on. It should be pretty clear which tactic was more successful, but that isn’t the tactic US policy makers have been using for the past three years. Our excessively leveraged economy is a bad idea on its own, but not dealing with the bad debt problem guarantees a poor outcome for our economy. It looks like the policy makers do not have the political will to deal with reality.

THE ECONOMY AND INVESTMENT MARKETS

There are obvious risks of global credit strains, private debt defaults, and another recession. The debt can be “paid off” and the pain allocated in several ways. Some debt can be paid off through default, which would principally impact investors in financial institutions and holders of financial assets. Some debt can actually be paid off by the debtors — by consumers, corporations and governments. And some debt, such as bank recapitalization costs necessary to protect FDIC-insured depositors, can be socialized by transferring it to taxpayers.

Economic data is not improving. The CPI is increasing thanks to food and energy. Unemployment claims are high. Manufacturing indices are lower and forward-looking earnings expectations are declining. The market over the last year has seen several dramatic up-days and down-days, yet benchmark indices remain in a broad trading range. When the market has moved down appreciably during the past three years, there has been a clear tendency for the government and major market players to circle the wagons and provide more liquidity to create another short-term rebound. But none of their activities advances the economy in a sustainable way because they fail to address the excess debt problem.

With this economic background as context, we constantly think about and reassess the possible future for the investment markets. Creating liquidity doesn’t solve the ongoing debt crisis. All of this points us eventually to a credit-destructive environment. Looking out longer-term, we do not expect the forces of inflation to go away. Even with the further shrinking of credit, the base of money created by the Fed is huge and they have no plans to shrink the money supply. So we have forces of inflation competing with forces of credit destruction. Which side will win? We don’t know but we can watch and constantly reassess. History tells us that inflation frequently wins — it is a great way to reduce the real burden of debt. But the scope of the non-productive debt that likely will be destroyed may be unprecedented. Until these countervailing forces are at least partly resolved, we are likely to see the continued stagnation of real economic growth and we will remain cautious in the investment markets.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

As public and private debt problems continue to be unresolved, it has become increasingly clear that the equity markets are moving in favor of high-quality companies — companies that have durable businesses and strong cash flows, and that do not have to rely on the debt markets. Such companies cannot only survive, they can even grow by using their internally generated capital to acquire attractive businesses that have difficulty accessing capital or to buy back their own stock. At times during the third quarter, there seemed to be a worldwide rush toward safe, liquid assets. As 2008 showed, a liquidity crisis can be a terrifying experience. As investors seek to become more liquid, they must accept a larger and larger discount to the price of the asset they are selling in order to get the cash they suddenly crave. And as prices decline, there can be margin calls that add further downside pressure.

The past twelve months was a particularly interesting time for portfolio management. Moving into 2011, we were holding high levels of cash in all of our portfolios because we judged stock valuations to be generally unattractive and saw little basis for a sustained economic or market upturn. By mid-August and by being patient, due to the market decline, we were able to use cash to buy some high-quality bargains at a 20% discount from where we started the year. We did this by adding to existing positions and purchasing additional high-quality stocks. We continue to maintain our cautious risk profile, with a heavy emphasis on industries that have durable businesses, such as food, consumer staples, public utilities, health care and gold mining.

In the late-September upturn, we sold a few companies and increased our cash positions to the 12% to 16% range. How will we manage portfolio cash and equity positions going forward? The clear answer is that “it depends.” If the market has another material short-term upturn on no significant news other than that the governments and central banks are creating some new source of liquidity, we likely will make selective stock sales and raise more cash for the time when even better valuations appear. There is no set time frame for these portfolio adjustments to be initiated. We are positioned to participate in an up market and to keep open our options should the market head into another downturn. Volatility gives us a chance to reposition the portfolios.

At some point we will once again see hints of sustainable economic growth. While we do not know whether that will happen in 2012, 2013 or even later, when we do actually see the signs, then we will likely begin to change the risk profile of our portfolios. What that means is beginning the process of selling high quality defensive stocks, such as food and utilities, and buying high-quality stocks that benefit from macro-economic growth, such as chemicals, commodities and capital goods.

PERFORMANCE

Both of the Symons Institutional Funds are actively managed Funds and will not correspond or track our relative benchmark over the short-term. Our goal, as it has always been, is to generate positive long-term returns that beat our benchmark over a 5 & 10 year period of time.

Both of the Symons Institutional Funds performed as expected versus their respective benchmarks for the fiscal year ended November 30, 2011. We have had elevated cash levels in both of our Funds, which protected us nicely during the correction in the third quarter of 2011. In our view, cash holdings in the Funds are a by-product of an overvalued market where we feel equities are fully priced, and we are not willing to take on additional risk just to be in the market and/or fully invested.

Buying stocks for the long-term requires fortitude, particularly in down markets. There is no such thing as "can't lose" in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company's stock price can be baffling. It is common for us to purchase a stock that subsequently declines in price for a time. We have seen many of our holdings rebound to above our purchase price, but initially the original purchase can appear to be less than brilliant. The result is that we often have to demonstrate patience if the market for a stock doesn't immediately go our way.

In the Symons Value Institutional Fund, the long-term plan (as always) is first to be safe and second to make money. This means that we have a long-term view of what opportunities are consistent with the strategy's cautious capital appreciation focus. Even if the current market swoons, we likely will continue to hold cash until it becomes rather clear that the economy is headed for a recovery and sustainable for the long-term. The Symons Small Cap Institutional Fund will continue to seek to purchase stocks that have both value and capital appreciation characteristics but more heavily weighted towards value.

SYMONS VALUE INSTITUTIONAL FUND

As mentioned above, for the fiscal year ended November 30, 2011, the one-year return for SAVIX was 9.33% versus the Russell 3000 Value Index return of 5.72%. We attribute the out-performance of the Fund versus the benchmark to our industry and sector allocation. Specifically, we were holding stocks in the Utilities, Consumer Staples, and Health Care sectors of which all three were top performing sectors for 2011. The sector allocation coupled with an underlying theme of high-quality stocks allowed SAVIX to out-perform its benchmark for the fiscal year.

More specifically, we want to highlight a few examples of our portfolio investments.

Over the past year, the investment team decided to buy stock in Hasbro (HAS), a toy manufacturer that has previously been in the Fund. The team felt that Hasbro had a strong business model and that the stock was trading at an attractive price. When the stock was purchased, the team believed it was trading 15-20% below fair value, which was extremely compelling. At the time of purchase, Hasbro was beginning to benefit from its efforts to increase international sales and capture royalties from the company’s many licensed characters and games.

Stock in Annaly Capital Management Inc. (NLY) was added to the Fund after Annaly Capital Management’s stock price pulled back during the volatile summer months. A combination of the broader market sell-off and Annaly Capital Management’s announcement of disappointing earnings, created a good opportunity to buy the stock. Annaly Capital Management is able to borrow money from the Government at extremely low short-term rates and invest that money at higher rates, by investing in Government guaranteed debt.

Exelon Corporation (EXC) is a stock that was sold from the Fund. Exelon is a utility company that generates the majority of its revenue from nuclear power generation. As a result the company’s stock price was hurt by the meltdown of Japan’s Fukushima Daiichi nuclear power plant. In addition, Exelon’s fundamentals had begun to deteriorate relative to the other utility holdings in the Fund. Exelon earns most of its revenue from nuclear power generation, which is largely unregulated and intensely competitive. Add that to the fact that Exelon Corporation’s energy hedges expire soon and it creates a relatively poor outlook for future profits.

The investment team sold American Express (AXP) stock out of the Fund. American Express is the nation’s third largest credit card provider and unlike many banks, the balance sheet of American Express is reasonably transparent. At the time of purchase, the team believed that company earnings would hold up fairly well unless consumer spending dropped significantly. However, shortly after the stock had been purchased, the price appreciated rather quickly. As a result, the stock was sold to capture the gains. In addition, consumer spending was beginning to soften, so the broader decision was made to reduce the Fund’s exposure to consumer spending.

SYMONS SMALL CAP INSTITUTIONAL FUND

As mentioned above, for the fiscal year ended November 30, 2011, the one-year return for SSMIX was -2.25% versus the Russell 2000 Index return of 2.75%. We attribute the under-performance of the Fund versus the benchmark to our sector allocation and that small cap value stocks in general under-performed other asset classes. Specifically, the Fund was over-weighted in commodity stocks moving into the second quarter of 2011, and the commodity sector was one of the worst performing sectors for that time period. In addition, the Fund was more heavily invested in value stocks, whereas the Russell 2000 Index is comprised of both value and growth stocks, and small cap growth stocks tended to outperform value stocks in 2011. Being over-weighted in commodity and small cap value stocks in 2011 contributed to most of the under-performance versus the benchmark for the fiscal year.

More specifically, we want to highlight a few examples of our portfolio investments.

In the Small Cap Institutional Fund, the investment team decided to buy Rubicon Technology (RBCN) stock. Rubicon Technology is an advanced electronic materials provider that develops, manufactures and sells monocrystalline sapphire and other innovative crystalline products for light-emitting diodes (LEDs), radio frequency integrated circuits, blue laser diodes, optoelectronics and other optical applications. Due to new entrants into the industry, the company’s profit margins were under pressure. However, the investment team felt that markets overreacted to the decline in earnings estimates and felt the stock trading at a relatively attractive price. Rubicon Technology and its stock should benefit from the growth of LED lighting. In addition to being an undervalued stock, the company has a clean balance sheet with little debt.

The investment team also added Hillenbrand, Inc. (HI) stock to the Fund. Hillenbrand’s subsidiary, Batesville Services, Inc., manufactures, distributes, and sells funeral service products to licensed funeral directors. Hillenbrand’s other subsidiary, K-Tron International, Inc., designs, produces, markets, and services bulk solids material handling equipment and systems for a variety of industrial markets that includes plastic, food, chemical, pharmaceutical, utility, coal mining, pulp, paper, wood and forest industries. Within the Batesville business line, the majority of revenues are generated through casket sales. Due to the industry’s steady demands and Batesville’s significant economies of scale, Batesville should continue to generate a stable revenue stream.

Tessera Technologies, Inc. (TSRA) is an example of a stock that was sold out of the Small Cap Fund. Tessera is an interesting business that develops, licenses, and delivers miniaturization technologies for electronic devices worldwide. Its products are used in devices such as cameras, cell phones, computer and networking devices and televisions. The stock was sold because the company’s fundamentals began to deteriorate and it was facing a slowdown in demand. Tessera restructured the organization to better meet its long-term needs, incurring substantial costs. From a broader perspective, the stock was also sold because the investment team saw signs of an economic slowdown and wanted to reduce exposure to the technology sector.

AboveNet, Inc. (ABVT) is another stock that was sold out of the Fund. AboveNet provides communications infrastructure and global internet protocol (IP) network to a variety of commercial clients. The stock was purchased because it had a clean balance sheet and an attractive valuation. In addition, the economic environment supported buying the stock, because the economy was improving and businesses were increasing their IT infrastructure spending after the lean years of the credit crisis. However, within a six month period, the stock price had gone up appreciably, reaching full valuation, so the stock was sold.

FOR THE FUTURE

Non-lemming approaches to investing pay off over time. We were able to provide excellent protection against downside risk in the third quarter, as represented by the Symons Value Fund being down -4.67% versus -16.53% for the Russell 3000 Value. In addition, the Symons Small Cap Fund was down -16.63% versus -21.87% for the Russell 2000 index, thus preserving significant capital for future investment. The importance of protecting against downside risk can be highlighted by the following example. A bear market is traditionally thought to represent a 40% market downturn. Assume a benchmark index declines from 100 to 60, and that an investment manager limits its decline to only half of that, declining from 100 to 80. Both portfolios have “lost” money, but the manager has lost far less than the market. Next, assume the market has a 50% recovery and the manager participates in only 90% of that recovery. The market index will move from 60 to 90 while the manager will move from 80 to 116. While the manager “underperformed” in the upturn, it materially outperformed over the full market cycle, which is the goal of long-term investing.

According to the popular media, “nobody could have foreseen” the collapse of the financial world in 2008. Even if we cannot foresee precise events, we often have been able to manage downside risk by constantly worrying about fundamental stock valuations rather than focusing on trying to keep up with a benchmark index. While benchmark indices can look attractive in up markets when most investors pay little attention to risk, in down markets benchmarks reveal the mis-measurement of real risk inherent in the low quality stocks included in the index. In 2000, it was the tech, media and telecom stocks, and in 2008, it was the financial stocks. In neither instance did the increasingly risky ride, spanning several years, turn out to be worth the “unexpected” downturn in those stocks.

We continue to focus on inexpensive and steady businesses. If we can buy a company with steady earnings and a low price-to-earnings ratio, the bad economic and market environment does not matter as much. Current income in the form of dividends is also likely to be popular in the present environment, and so utilities should hold up well. Another interesting possibility is precious metals. Gold mining stocks are cheap versus the price of gold, even if the price of gold continues to decline.

Eventually we will again have a stock market that is both based on a sustainable economy and priced to provide broadly durable long-term returns. But at this point, capital preservation and protection against downside risk remains the name of the game.

Sincerely,

Colin E. Symons, CFA                                             Michael P. Czajka
Chief Investment Officer                                        Chief Executive Officer & President

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*    Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**  The Russell 3000 Value Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
Value ($)
Symons Value Institutional Fund $11,995
Russell 3000 Value Index $8,668
Inception Date:
12/22/2006
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Date

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2011. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667.  You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**  The Russell 2000 Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Symons Small Cap Institutional Fund $9,873
Russell 2000 Index $10,629
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
Value ($)
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Date
Inception Date:
05/06/2008

The chart above assumes an initial investment of $10,000 made on May 6, 2008 (commencement of Fund operations) and held through November 30, 2011. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667.  You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

  1As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

  1As a percent of net assets.

The investment objective of the Symons Small Cap Institutional Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2011 to November 30, 2011.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not any of the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During the Period* June 1, 2011 – November 30, 2011
Actual	$1,000.00	$986.15	$7.16
Hypothetical **	$1,000.00	$1,017.85	$7.28

*Expenses are equal to the Fund’s annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Symons Small Cap Institutional Fund	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During the Period* June 1, 2011 – November 30, 2011
Actual	$1,000.00	$863.31	$7.28
Hypothetical **	$1,000.00	$1,017.26	$7.88

*Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Symons Institutional Funds
Symons Value Institutional Fund
Schedule of Investments
November 30, 2011

Common Stocks - 79.15%	Shares	Fair Value

Agriculture Production - Crops - 3.11%
Fresh Del Monte Produce, Inc.	89,100	$2,235,519

Biological Products, No Diagnostic Substances - 3.30%
Amgen, Inc.	40,950	2,371,414

Cigarettes - 5.28%
Philip Morris International, Inc.	49,700	3,789,128

Computer Communications Equipment - 3.05%
Cisco Systems, Inc.	117,550	2,191,132

Electric Services - 12.48%
Duke Energy Corp.	164,200	3,423,570
PPL Corp.	75,700	2,272,514
Southern Co./The	74,400	3,266,904
		8,962,988

Electromedical & Electrotherapeutic Apparatus - 1.75%
Medtronic, Inc.	34,530	1,257,928

Food & Kindred Products - 4.02%
Campbell Soup Co.	88,600	2,888,360

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 2.83%
Hasbro, Inc.	56,830	2,035,082

Gold & Silver Ores - 4.38%
Gold Fields, Ltd. (b)	185,650	3,144,911

Pharmaceutical Preparations - 10.62%
Eli Lilly & Co.	61,150	2,314,527
Forest Laboratories, Inc. (a)	51,600	1,545,936
GlaxoSmithKline PLC (b)	37,900	1,685,792
Novartis AG (b)	38,500	2,083,620
		7,629,875
Retail - Drug Stores & Proprietary Stores - 4.74%
CVS Caremark Corp.	87,710	3,406,656

Retail - Family Clothing Stores - 4.18%
Gap, Inc./The	160,440	2,998,624

Retail - Variety Stores - 5.13%
Target Corp.	69,870	3,682,149

Services - Prepackaged Software - 3.96%
Microsoft Corp.	111,200	2,844,496

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 4.85%
Procter & Gamble Co./The	54,000	3,486,780

Sugar & Confectionery Products - 2.37%
Hershey Co./The	29,445	1,698,388

Telecommunications - 3.10%
AT&T, Inc.	76,800	2,225,664

TOTAL COMMON STOCKS (Cost $51,569,336)		56,849,094

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Value Institutional Fund
Schedule of Investments - continued
November 30, 2011

Real Estate Investment Trusts - 3.04%	Shares	Fair Value

Annaly Capital Management, Inc.	136,000	$2,185,520

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,178,802)		2,185,520

Money Market Securities - 17.56%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.01% (c)	12,609,019	12,609,019

TOTAL MONEY MARKET SECURITIES (Cost $12,609,019)		12,609,019

TOTAL INVESTMENTS (Cost $66,357,157) - 99.75%		$71,643,633

Other assets less liabilities - 0.25%		179,111

TOTAL NET ASSETS - 100.00%		$71,822,744

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments
November 30, 2011

Common Stocks - 84.81%	Shares	Fair Value

Agriculture Production - Crops - 1.43%
Chiquita Brands International, Inc. (a)	24,825	$206,296

Agriculture Production - Livestock & Animal Specialties - 2.78%
Cal - Maine Foods, Inc.	11,850	401,241

Apparel & Other Finished Products of Fabrics and Similar Material - 1.00%
G III Apparel Group, Ltd. (a)	7,850	144,676

Calculating & Accounting Machines (No Electronic Computers) - 0.31%
NCR Corp. (a)	2,600	45,474

Canned, Frozen, & Preserved Fruit, Vegetables, & Food Specialties - 1.28%
TreeHouse Foods, Inc. (a)	2,800	184,604

Communication Services - 3.32%
NeuStar, Inc. - Class A (a)	14,200	479,108

Computer Communication Equipment - 1.08%
Qlogic Corp. (a)	10,400	155,168

Electric Services - 3.61%
Atlantic Power Corp.	21,360	280,884
El Paso Electric Co.	6,930	239,224
		520,108

Electronic Components - 0.88%%
Power-One, Inc. (a)	29,900	127,374

Finance Services - 1.14%
Green Dot Corp. - Class A (a)	4,920	164,328

Fire, Marine & Casualty Insurance - 5.65%
RLI Corp.	6,700	474,829
Tower Group, Inc.	16,180	339,618
		814,447

Food & Kindred Products - 2.19%
B&G Foods Inc.	12,800	284,032
Flowers Foods, Inc.	1,575	31,137
		315,169
Footwear (No Rubber) - 0.85%
Brown Shoe Company, Inc.	14,550	122,074

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 1.22%
JAKKS Pacific, Inc.	9,250	176,583

Gold & Silver Ores - 4.17%
Golden Star Resources, Ltd. (a)	161,290	333,870
Silvercorp Metals Inc.	35,150	268,194
		602,064

Hospital & Medical Service Plans - 1.34%
WellCare Health Plans, Inc. (a)	3,300	192,885

Laboratory Analytical Instruments - 0.85%
Integra LifeSciences Holdings (a)	3,800	122,094

Miscellaneous Fabricated Metal Products - 0.74%
Mueller Water Products, Inc. - Class A	47,500	106,400

Miscellaneous Food Preparations & Kindred Products - 1.91%
Diamond Foods, Inc.	4,900	135,975
Medifast, Inc. (a)	10,000	139,100
		275,075

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2011

Common Stocks - 84.81% - continued	Shares	Fair Value

Miscellaneous Manufacturing Industries - 1.13%
Hillenbrand, Inc.	7,190	$163,429

Ordnance & Accessories, (No Vehicles/Guided Missiles) - 0.75%
Smith & Wesson Holding Corp. (a)	35,050	107,954

Patent Owners & Lessors - 1.33%
InterDigital, Inc.	4,350	191,226

Poultry Processing - 4.28%
Sanderson Farms, Inc.	11,990	617,125

Radio & TV Broadcasting & Communications Equipment - 2.12%
Orbital Sciences Corp. (a)	20,550	305,168

Refuse Systems - 0.79%
US Ecology, Inc.	6,150	113,406

Retail - Apparel & Accesory Stores - 3.03%
Aeropostale, Inc. (a)	28,200	437,382

Retail - Family Clothing Stores - 1.05%
Buckle, Inc. / The	3,780	151,049

Retail - Miscellaneous - 1.09%
EZCORP, Inc. - Class A (a)	5,400	157,086

Retail - Radio TV & Consumer Electronics Store - 1.06%
RadioShack Corp.	13,340	153,143

Retail - Variety Stores - 1.73%
99 Cent Only Stores (a)	11,450	250,183

Securities Brokers, Dealers & Flotation Companies - 0.83%
Piper Jaffray Companies, Inc. (a)	5,800	120,060

Services - Business Services - 2.38%
Cardtronics, Inc. (a)	6,310	171,506
Websense, Inc. (a)	9,450	171,140
		342,646

Services - Computer Integrated Systems Design - 2.90%
CACI International, Inc. - Class A (a)	4,330	244,125
Ebix, Inc.	8,100	174,150
		418,275

Services - Computer Processing & Data Preparation - 2.00%
CSG Systems International, Inc. (a)	18,970	287,775

Services - Equipment Rental & Leasing - 1.07%
Aaron's, Inc	5,850	153,738

Services - Home Health Care Services - 2.01%
Chemed Corp.	5,400	289,764

Services - Personal Services - 3.80%
Coinstar, Inc. (a)	3,800	162,222
Regis Corp.	23,800	386,036
		548,258

Sporting Goods - 0.87%
Callaway Golf Co.	22,250	125,712

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2011

Common Stocks - 84.81% - continued	Shares	Fair Value

Telephone Communications (No Radio Telephone) - 1.27%
Lumos Networks Corp.	5,125	$74,979
NTELOS Holdings Corp.	5,125	108,189
		183,168

Title Insurance - 1.05%
First American Financial Corp.	13,100	151,960

Water Supply - 4.96%
American States Water Co.	10,200	359,856
California Water Service Group	19,260	354,962
		714,818

Wholesale - Beer, Wine & Distilled Alcoholic Beverages - 0.52%
Central European Distribution Corp. (a)	16,200	74,358

Wholesale - Electronic Parts & Equipment - 2.91%
Brightpoint, Inc. (a)	41,990	419,480

Wholesale - Groceries & General Line - 2.23%
United Natural Foods, Inc. (a)	8,410	322,355

Women's, Misses', & Junior's Outerwear - 1.90%
Jones Group, Inc./The	25,200	273,420

TOTAL COMMON STOCKS (Cost $12,735,289)		12,228,106

Real Estate Investment Trusts - 0.91%

Colony Financial, Inc.	8,900	131,720

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $170,795)		131,720

Money Market Securities - 14.19%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.01% (b)	2,045,834	2,045,834

TOTAL MONEY MARKET SECURITIES (Cost $2,045,834)		2,045,834

TOTAL INVESTMENTS (Cost $14,951,918) - 99.91%		$14,405,660

Other assets less liabilities - 0.09%		12,868

TOTAL NET ASSETS - 100.00%		$14,418,528

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Assets and Liabilities
November 30, 2011

		Symons
	Symons Value	Small Cap
	Institutional	Institutional
	Fund	Fund
Assets
Investment in securities:
At cost	$66,357,157	$14,951,918
At fair value	$71,643,633	$14,405,660

Cash	-	900
Dividends receivable	200,482	48,450
Receivable for Fund shares sold	93,440	13,705
Prepaid expenses	19,477	7,891
Interest receivable	130	26
Total assets	71,957,162	14,476,632

Liabilities
Payable to Adviser (a)	57,991	6,793
Payable for Fund shares redeemed	30,238	18,394
Payable to administrator, transfer agent, and fund accountant (a)	17,406	6,597
Payable to custodian (a)	3,769	977
Payable to trustees and officers	3,068	3,026
Other accrued expenses	21,946	22,317
Total liabilities	134,418	58,104

Net Assets	$71,822,744	$14,418,528

Net Assets consist of:
Paid in capital	$66,569,238	$15,132,301
Accumulated undistributed net investment income (loss)	-	(133)
Accumulated undistributed net realized gain (loss) from
investment transactions and foreign currency translation	(32,970)	(167,396)
Net unrealized appreciation (depreciation) on
investment transactions and foreign currency translation	5,286,476	(546,244)

Net Assets	$71,822,744	$14,418,528

Shares outstanding (unlimited number of shares authorized)	6,906,182	1,670,664

Net Asset Value and offering price per share	$10.40	$8.63

Redemption price per share (Net Asset Value * 98%) (b)	$10.19	$8.46

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Operations
For The Fiscal Year Ended November 30, 2011

		Symons
	Symons Value	Small Cap
	Institutional	Institutional
	Fund	Fund

Investment Income
Dividend income (net of foreign withholding tax of
$16,277 and $206 respectively)	$1,454,118	$211,584
Interest income	13,926	3,729
Total Income	1,468,044	215,313

Expenses
Investment Adviser fee (a)	598,229	167,026
Administration expenses (a)	52,760	14,427
Fund accounting expenses (a)	52,760	14,339
Transfer agent expenses	49,857	26,598
Registration expenses	24,951	22,119
Custodian expenses (a)	16,531	11,364
Audit expenses	13,300	13,300
Legal expenses	11,532	12,876
Report printing expenses	11,229	10,313
Trustee expenses	8,558	7,035
CCO expenses	7,597	7,771
Insurance expenses	3,297	3,294
Pricing expenses	1,970	3,203
24f-2 expenses	1,800	465
Miscellaneous expenses	1,562	702
Total Expenses	855,933	314,832
Fees and expenses recouped by Adviser (a)	11,198	-
Fees waived and expenses reimbursed by Adviser (a)	-	(77,937)
Net operating expenses	867,131	236,895
Net investment income (Loss)	600,913	(21,582)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities	2,068,886	1,225,472
Foreign Currency	1,037	(95)
Change in unrealized appreciation (depreciation) on:
Investment Securities	1,851,217	(1,717,356)
Foreign Currency	-	14
Net realized and unrealized gain (loss) on investment
securities and foreign currency	3,921,140	(491,965)
Net increase (decrease) in net assets resulting
from operations	$4,522,053	$(513,547)

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Value Institutional Fund

	Year ended	Year ended
	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$600,913	$325,014
Net realized gain (loss) on investment securities and
foreign currency	2,069,923	1,610,909
Change in unrealized appreciation (depreciation)
on investment securities and foreign currency	1,851,217	129,118
Net increase (decrease) in net assets resulting from operations	4,522,053	2,065,041

Distributions
From net investment income	(601,949)	(531,370)
From net realized gain	(1,961,724)	(1,692,512)
From return of capital	(424,979)	-
Total distributions	(2,988,652)	(2,223,882)

Capital Share Transactions
Proceeds from shares sold	36,723,822	21,871,579
Reinvestment of distributions	2,501,449	1,803,268
Amount paid for shares redeemed	(15,454,722)	(11,062,793)
Proceeds from redemption fees (a)	4,733	3,332
Net increase (decrease) in net assets resulting
from share transactions	23,775,282	12,615,386

Total Increase (Decrease) in Net Assets	25,308,683	12,456,545

Net Assets
Beginning of year	46,514,061	34,057,516

End of year	$71,822,744	$46,514,061

Accumulated undistributed net investment income (loss)
included in net assets at end of year	$-	$1,102

Capital Share Transactions
Shares sold	3,442,834	2,142,255
Shares issued in reinvestment of distributions	251,149	180,990
Shares redeemed	(1,468,401)	(1,121,200)

Net increase (decrease) from capital share transactions	2,225,582	1,202,045

(a) The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Small Cap Institutional Fund

	Year ended	Year ended
	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$(21,582)	$(15,996)
Net realized gain (loss) on investment securities and
foreign currency	1,225,377	269,204
Change in unrealized appreciation (depreciation)
on investment securities and foreign currency	(1,717,342)	969,595
Net increase (decrease) in net assets resulting from operations	(513,547)	1,222,803

Distributions
From net realized gain	(1,371,573)	(222,131)
From return of capital	(32,052)	-
Total distributions	(1,403,625)	(222,131)

Capital Share Transactions
Proceeds from shares sold	6,150,333	9,876,616
Reinvestment of distributions	1,391,429	220,005
Amount paid for shares redeemed	(4,088,928)	(803,717)
Proceeds from redemption fees (a)	643	1,331
Net increase (decrease) in net assets resulting
from share transactions	3,453,477	9,294,235

Total Increase (Decrease) in Net Assets	1,536,305	10,294,907

Net Assets
Beginning of year	12,882,223	2,587,316

End of year	$14,418,528	$12,882,223

Accumulated undistributed net investment income (loss)
included in net assets at end of year	$(133)	$-

Capital Share Transactions
Shares sold	595,498	1,062,081
Shares issued in reinvestment of distributions	172,634	22,200
Shares redeemed	(407,509)	(87,140)

Net increase (decrease) from capital share transactions	360,623	997,141

(a) The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Value Institutional Fund

	Year ended November 30, 2011		Year ended November 30, 2010		Year ended November 30, 2009		Year ended November 30, 2008		Period ended November 30, 2007(a)

Selected Per Share Data:

Net asset value, beginning of period	$9.94		$9.79		$7.94		$10.41		$10.00

Income from investment operations:
Net investment income (loss)	0.11	(b)	0.09	(b)	0.09	(b)	0.14	(b)	0.07
Net realized and unrealized gain
(loss) on investments	0.80		0.56		1.95		(2.37)		0.35
Total income (loss) from investment operations	0.91		0.65		2.04		(2.23)		0.42

Less distributions:
From net investment income	(0.09)		(0.13)		(0.08)		(0.06)		(0.01)
From net realized gain	(0.30)		(0.37)		(0.11)		(0.20)		-
From return of capital	(0.06)		-		-		-		-
Total distributions	(0.45)		(0.50)		(0.19)		(0.26)		(0.01)

Paid in capital from redemption fees	-	(c)	-	(c)	-	(c)	0.02		-	(c)

Net asset value, end of period	$10.40		$9.94		$9.79		$7.94		$10.41

Total Return (d)	9.33%		6.66%		26.14%		(21.76)%		4.22%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$71,823		$46,514		$34,058		$6,565		$4,262

Ratio of expenses to average net assets	1.45%		1.46%		1.46%		1.47%	(g)	1.49%	(f)
Ratio of expenses to average net assets
before waiver or recoupment by Adviser	1.43%		1.65%		1.91%		4.34%		8.63%	(f)
Ratio of net investment income (loss) to
average net assets	1.00%		0.86%		1.00%		1.49%		1.15%	(f)
Ratio of net investment income (loss) to
average net assets before waiver or recoupment by Adviser	1.02%		0.67%		0.55%		(1.38)%		(5.99)%	(f)
Portfolio turnover rate	80.41%		57.49%		38.24%		70.54%		41.42%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Calculated using average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at
1.46%. Prior to that date, the expense cap was 1.49%.

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Small Cap Institutional Fund

	Year ended		Year ended		Year ended		Period ended
	November 30, 2011		November 30, 2010		November 30, 2009		November 30, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$9.83		$8.27		$5.60		$10.00

Income from investment operations:
Net investment income (loss)	(0.01)	(b)	(0.01)	(b)	(0.03)	(b)	0.01
Net realized and unrealized gain
(loss) on investments	(0.27)		1.74		2.76		(4.41)
Total income (loss) from investment operations	(0.28)		1.73		2.73		(4.40)

Less distributions:
From net investment income	-		-		-	(c)	-
From net realized gain	(0.90)		(0.17)		(0.05)		-
From return of capital	(0.02)		-		(0.01)		-
Total distributions	(0.92)		(0.17)		(0.06)		-

Paid in capital from redemption fees (d)	-		-		-		-

Net asset value, end of period	$8.63		$9.83		$8.27		$5.60

Total Return (e)	(2.25)%		20.93%		49.15%		(44.00)%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$14,419		$12,882		$2,587		$519

Ratio of expenses to average net assets	1.56%		1.56%		1.56%		1.56%	(g)
Ratio of expenses to average net assets
before reimbursement by Adviser	2.07%		3.33%		16.87%		37.41%	(g)
Ratio of net investment income (loss) to
average net assets	(0.14)%		(0.25)%		(0.37)%		0.19%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement by Adviser	(0.65)%		(2.02)%		(15.68)%		(35.66)%	(g)
Portfolio turnover rate	119.63%		46.35%		54.75%		13.10%

(a) For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.
(b) Calculated using average shares method.
(c) Distributions amounted to less than $0.005 per share.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Notes to the Financial Statements
November 30, 2011

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Value Fund”) (each a “Fund” and, collectively the “Funds”)  was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006.  The Value Fund was formerly known as the Symons Alpha Value Institutional Fund.  The name change was effective March 30, 2009.  The Symons Small Cap Institutional Fund (the “Small Cap Fund”) was organized as a diversified series of the Trust on February 10, 2008.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  Each Fund is one of a series of funds currently authorized by the Trustees.  The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The Value Fund commenced operations on December 22, 2006.  The Small Cap Fund commenced operations on May 6, 2008.  The investment objective of each Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended November 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board of the Trust or the “Board”).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute  its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

The following reclassifications were made for the year ended November 30, 2011 for the Funds:

		Accumulated Undistributed	Accumulated Undistributed
	Paid in Capital	Net Investment Income	Capital Gain/Loss
Value Fund	$5	$(65)	$60

Small Cap Fund	(249)	21,449	(21,200)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or closing prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Value Fund’s investments as of November 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$56,849,094	$-	$-	$56,849,094
Real Estate Investment Trusts	2,185,520	-	-	2,185,520
Money Market Securities	12,609,019	-	-	12,609,019

Total	$71,643,633	$-	$-	$71,643,633

*Refer to the Schedule of Investments for industry classifications.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Small Cap Fund’s investments as of November 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$12,228,106	$-	$-	$12,228,106

Real Estate Investment Trusts	131,720	-	-	131,720
Money Market Securities	2,045,834	-	-	2,045,834

Total	$14,405,660	$-	$-	$14,405,660

*Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended November 30, 2011, the Funds had no transfers between any Levels. The Funds did not hold any derivative instruments during the reporting period. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Funds, under the terms of the management agreements (the “Agreements”), manages each Fund’s investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Value Fund and at an annual rate of 1.10% of the average daily net assets of the Small Cap Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short),  taxes, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.46% of the Fund’s average daily net assets with respect to the Value Fund and 1.56% of the Fund’s average daily net assets with respect to the Small Cap Fund, through March 31, 2016.  The waiver or reimbursement by the Adviser is subject to repayment by a Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitations in place at the time of the waiver. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.  Please see the chart below for information regarding the management fees, fee waivers, and expenses reimbursed by each Fund for the fiscal year ended November 30, 2011.

	Value Fund	Small Cap Fund

Management fee (as a percent of average net assets)	1.00%	1.10%

Expense limitation (as a percent of average net assets)	1.46%	1.56%

Management fees earned	$598,229	$167,026

Fees and expenses recouped	$11,198	$-

Fees waived and expenses reimbursed	$-	$77,937

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The amounts subject to repayment by each Fund, pursuant to the aforementioned conditions, at November 30, 2011, are as follows:

Fund	Amount	To be repaid by November 30,

Value Fund	97,370	2012
	72,615	2013

Small Cap Fund	180,387	2012
	114,208	2013
	77,937	2014

At November 30, 2011, the Value Fund and Small Cap Fund owed the Adviser $57,991 and $6,793 respectively, in accrued management fees.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel.

The Trust also retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.  For the fiscal year ended November 30, 2011, fees for administrative, transfer agent, and fund accounting services, reimbursement of out-of-pocket expenses, and Custodian expenses and the amounts due to HASI and the Custodian at November 30, 2011 were as follows:

	Value Fund	Small Cap Fund

Administration expenses	$52,760	$14,427

Transfer agent expenses	$49,857	$26,598

Fund accounting expenses	$52,760	$14,339

Custodian expenses	$16,531	$11,364

Payable to HASI	$17,406	$6,597

Payable to Custodian	$3,769	$977

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds.  There were no payments made to the Distributor by the Value Fund or the Small Cap Fund for the fiscal year ended November 30, 2011.  The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2011

NOTE 5.  INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2011, purchases and sales of investment securities, other than short-term investments, were as follows:

	Value Fund	Small Cap Fund

Purchases
U.S. Government Obligations	$-	$-
Other	55,583,390	17,924,708
Sales
U.S. Government Obligations	$-	$-
Other	40,174,951	15,470,664

At November 30, 2011, the appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Small Cap Fund
Gross Appreciation	$5,922,290	$1,044,909
Gross (Depreciation)	(668,784)	(1,758,564)
Net Appreciation (Depreciation)
on Investments	$5,253,506	$(713,655)

Tax Cost	$66,390,127	$15,119,315

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2011, Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 28.66% and 69.04% of the Value Fund and the Small Cap Fund, respectively. As a result, Schwab may be deemed to control the Value Fund and the Small Cap Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund: On November 25, 2011, the Value Fund paid an income distribution of $0.0899 per share, a return of capital of $0.0640, and a long-term capital gain distribution of $0.2936 per share, to shareholders of record on November 23, 2011.

The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary Income*	601,949	$979,925
Long-term Capital Gain	1,961,724	1,243,957
Return of Capital	424,979	-
	$2,988,652	$2,223,882

*Short term capital gain distributions are treated as ordinary income for tax purposes.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2011

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

Small Cap Fund: On November 25, 2011, the Small Cap Fund paid a short-term capital gain distribution of $0.3632 per share, a long-term capital gain distribution of $0.5299 per share, and a return of capital of $0.0209 per share, to shareholders of record on November 23, 2011.

The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary Income*	$557,728	$31,246
Long-term Capital Gain	813,845	188,873
Return of Capital	32,052	2,012
	$1,403,625	$222,131

*Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Small Cap Fund
Unrealized appreciation (depreciation)	$5,253,506	$(713,655)
Other Accumulated Losses	-	(118)
	$5,253,506	$(713,773)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and post-October losses in the amount of $32,970 and $0 for the Value Fund and of $1,722 and $165,675 for the Small Cap Fund.

NOTE 9. THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Funds’ fiscal year ending November 30, 2011.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Symons Institutional Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Symons Institutional Funds (the “Funds”), comprising the Symons Value Institutional Fund and the Symons Small Cap Institutional Fund, each a series of the Unified Series Trust, as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for the Symons Value Institutional Fund and for the four periods in the period then ended for the Symons Small Cap Institutional Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, constituting the Symons Institutional Funds, as of November 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 30, 2012

TRUSTEES AND OFFICERS  (unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *   The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** The Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) Principal Executive Officer and President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Principal Financial Officer and Treasurer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief  Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each trustee/officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  23 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2011.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-679-6667 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Funds was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 14-15, 2011. The Chairman of the Board noted that on August 1, 2011, the Advisor Contract Renewal Committee (“Committee”) convened to consider the renewal of the agreement and to conduct interviews of the Adviser’s portfolio managers and compliance personnel.

The Chairman noted that the Committee had received in advance of the meeting, the Committee members acknowledged receiving and reviewing the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), which had been provided in advance of the meeting.  They noted that no changes were proposed to any management agreement, and any expense cap agreements in place would continue for the next year.  They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the management agreement and expense cap side letter, if any; (ii) a letter sent by Administrator on behalf of the Board to the Fund’s advisor requesting information that the Trustees likely would consider renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940, as amended, and each advisor’s response, including among other information, a description of the advisor’s services to each Fund, any changes in advisory personnel, an analysis of the advisor’s profitability from managing each Fund, a soft dollar report, and ideas for future growth for each Fund; (iii) a certification from the CCO that each advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) each advisor’s Form ADV Part 1A and 2A; (v) current financial statements for each advisor; (vi) each Fund’s Schedule of Investments as of May 31, 2011; (vii) a Portfolio Manager commentary prepared by each Fund’s portfolio manager analyzing the Fund’s prior performance; and (viii) reports prepared by the Administrator comparing each Fund’s performance returns, advisory fees and expense ratios to those of its peer group and benchmark as applicable.   After discussing the materials, the Committee contacted each advisor via teleconference and interviewed the advisor’s executives, portfolio managers and compliance personnel for approximately a half hour.

After their conference calls with the advisors concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to the full Board.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsels, and their own business judgement, to be relevant.  They noted that this included information regarding the Funds and their advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Committee in connection with its review of the management agreements.

The Committee noted that the Symons Capital Appreciation Institutional Fund was scheduled to close due to the small size of the Fund and the increasing costs borne by the advisor.  The Committee determined to approve the management agreement through the date of termination.   As a result, the discussion below relates solely to the continuation of the management agreements with the advisor on behalf of the Symons Value Institutional Fund and the Symons Small Cap Institutional Fund (each a “Fund” and together, the “Funds”).

(i)           The Nature, Extent and Quality of Services – The Committee reviewed the responses from Symons Capital Management, Inc. (the “advisor”) as to the resources provided to the Funds, and considered the adequacy of such resources in light of the desired growth in the levels of each Fund’s assets, and whether the resources are sufficient to sustain good performance, compliance and other needs.  The Committee determined that the advisor’s resources appear adequate, and specifically noted the advisor provides experienced portfolio managers to manage the Funds.  The Committee determined that each of the portfolio managers appears to have adequate experience to manage the Funds.  The Committee noted that the advisor also provides the support of various administrative and professional staff, including a trader, business development personnel, and a compliance officer.  The Committee confirmed that the advisor was not proposing any changes to the level of services provided to the Funds.

The Committee sought and received assurances from the advisor that trades were being allocated fairly among the Funds and similarly managed separate accounts, given the potential for conflicts of interest in managing the Funds and the separate accounts side-by-side.  The Committee noted various compliance reports had been provided by the advisor and the CCO throughout the year, and noted, based on such reports, that each Fund’s investment policies and restrictions were consistently complied with during the last year.  The CCO reported that the advisor had enhanced its Trade Execution and Block Trading Policy, which is included as an exhibit to the Trust’s Code of Ethics, and that it had contracted with an independent compliance firm to enhance its compliance efforts.  The CCO confirmed that he was not aware of any material compliance issues, and also confirmed that he had reviewed the advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund and Advisor Performance – The Committee discussed each Fund’s performance and reviewed other materials provided by the advisor and the Administrator with respect to such performance.

Symons Small Cap Institutional Fund -   The Committee noted that the Fund had achieved a return of 23.62% for the period ended May 31, 2011, which was lower than its peer group average and benchmark.  The members noted the advisor’s explanation that the advisor follows a defensive strategy, and focuses on high-quality portfolio companies rather than higher risk companies.

Symons Value Institutional Fund -  The Committee noted that the Fund had achieved a return of 20.30% for the period ended May 31, 2011, which was lower than its peer group average and benchmark.  The members noted the advisor’s explanation that the advisor follows a defensive strategy, and focuses on high-quality portfolio companies rather than higher risk companies.  The Committee also noted with favor that the Fund’s total return for the prior three years exceeded the returns of the Fund’s peer group average and its benchmark. The Committee also noted that the Fund currently has a five star rating by Morningstar.

(iii)           Fee Rates and Profitability –    The advisor noted that it has agreed to continue capping certain operating expenses of the Funds through March 31, 2016.

Symons Small Cap Institutional Fund -  The Committee noted that the Fund’s advisory fee of 1.10% was substantially lower after fee waivers and expense reimbursements at 0.53%.  The Administrator reported that the advisory fee (after fee waivers and reimbursements) was lower than the average advisory fee of the Fund’s peer group.

Symons Value Institutional Fund -  The Committee noted that the Fund’s advisory fee of 1.00% (0.99% after fee waivers and reimbursements) was higher than its peer group.  However, the Committee noted that the higher fee was justified based on the advisor’s time-intensive six-step research and investment process for determining which companies potentially could add value to the Fund’s portfolio.

The Committee noted that the advisor had disclosed its fee schedules for institutional separate accounts managed by the advisor using similar strategies as the Fund’s.  They noted that these separate accounts would pay a lower management fee would be entitled to fee breakpoints as assets under management increased.  The Committee noted that the advisor had explained that its responsibilities with respect to the Fund are more extensive and time consuming than those with respect to separate accounts.  For example, the advisor noted that the separate accounts did not require extensive quarterly board and compliance reporting or the numerous SEC filings required of mutual funds.

The Committee next reviewed advisor’s audited financial statements as of December 31, 2009.  The Committee members requested that the advisor provide the 2010 financials to the CCO as soon as they become available.  The Committee confirmed, based on its review of the financials, that the advisor appears financially sound.  The Committee noted that advisor’s profitability analysis shows that the Funds’ management agreements are not profitable to the advisor, based on its overhead and its obligations to cap the Funds’ expenses.

The Committee noted that the advisor does not receive any 12b-1 fees with respect to the Funds.  The Committee also noted that the advisor reported that it had not entered into soft dollar arrangements.  As a result, the Committee determined that there were no collateral benefits accruing to the advisor from managing the Funds.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Committee noted the advisor’s expectation that the Funds would not be profitable until asset levels had reached much higher levels.  The Committee further noted that advisor reported focusing on relationships with consultants, registered investment advisors, and institutional clients to bring in additional assets, which strategy results in substantial lead time for new investments.  The Committee determined that the advisor had not yet begun to realize any significant economies of scale from managing the Funds.

After reviewing all of the foregoing, the Committee determined that each Fund’s advisory fees were reasonable, based on the quality of advisory services provided to the Funds, and unanimously voted to recommend the Board approve each Fund’s Management Agreement.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Principal Executive Officer and President
John Swhear, Senior Vice President
Robert W. Silva, Principal Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISER
Symons Capital Management, Inc.
650 Washington Road, Suite 800
Pittsburgh, PA 15228

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Symons Funds:

FY 2011 FY 2010	$21,000 $31,500

The Leeb Funds:

FY 2011 FY 2010	$25,000 $12,500

The Roosevelt Fund:

FY 2011 FY 2010	$11,000 $11,000

The Auer Fund:
FY 2011 FY 2010	$12,500 $12,500

(b)	Audit-Related Fees
Registrant

The Symons Funds:

FY 2011 FY 2010	$0 $0

The Leeb Funds:
FY 2011 FY 2010	$0 $0

The Roosevelt Fund:

FY 2011 FY 2010	$0 $0

The Auer Fund:

FY 2011 FY 2010	$0 $0

(c)	Tax Fees
Registrant

The Symons Funds:

FY 2011 FY 2010	$5,000 $7,500

The Leeb Funds:

FY 2011 FY 2010	$5,500 $2,500

The Roosevelt Fund:

FY 2011 FY 2010	$2,500 $2,500

The Auer Fund:
FY 2011 FY 2010	$2,500 $2,500

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

The Symons Funds:

FY 2011 FY 2010	$300 $300

The Leeb Funds:

FY 2011 FY 2010	$300 $0

The Roosevelt Fund:

FY 2011 FY 2010	$300 $0

The Auer Fund:
FY 2011 FY 2010	$300 $0

Nature of the fees:	Fund Accounting system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                              0%
Tax Fees:                                                                0%
All Other Fees:                                                      0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of January 30, 2012 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                   Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                    Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By
    _ _/s/ Brian L. Blomquist
Brian L. Blomquist, President

Date           1/30/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
____/s/ Brian L. Blomquist
Brian L. Blomquist, President

Date           1/30/2012
By
__ /s/ Robert W. Silva
Robert W. Silva, Treasurer

Date           1/30/2012